UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2019

Date of reporting period:  August 31, 2018

Item 1. Reports to Stockholders.

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1
Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Long/Short Value Fund	6
Pzena Small Cap Value Fund	8
Pzena International Small Cap Value Fund	10
Pzena Mid Cap Value Fund
Portfolio Allocation	12
Schedule of Investments	13
Pzena Emerging Markets Value Fund
Portfolio Allocation	14
Schedule of Investments	15
Portfolio Diversification	17
Pzena Long/Short Value Fund
Portfolio Allocation	18
Schedule of Investments	19
Schedule of Securities Sold Short	21
Pzena Small Cap Value Fund
Portfolio Allocation	23
Schedule of Investments	24
Pzena International Small Cap Value Fund
Portfolio Allocation	26
Schedule of Investments	27
Portfolio Diversification	29
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	34
Pzena Emerging Markets Value Fund	35
Pzena Long/Short Value Fund	36
Pzena Small Cap Value Fund	37
Pzena International Small Cap Value Fund	38
Statement of Cash Flows – Pzena Long/Short Value Fund	39
Financial Highlights
Pzena Mid Cap Value Fund	40
Pzena Emerging Markets Value Fund	42
Pzena Long/Short Value Fund	44
Pzena Small Cap Value Fund	46
Pzena International Small Cap Value Fund	48
Notes to Financial Statements	50
Expense Example	62
Approval of Investment Advisory Agreement	64
Notice to Shareholders	65
Privacy Notice	66

Dear Shareholder:

The global bull market in equities that began in March 2009 continued apace. Yet recently, strength in the U.S. market is overshadowing shorter-term forces affecting markets outside the U.S. The emerging markets have pulled back significantly since their high in January as investors worry about trade wars, U.S. interest rates and a strong dollar. Strength in the dollar has reduced the U.S. investor’s returns from overseas investments. And while economic progress roars ahead in the U.S., economic news from Europe is not as strong, as Brexit, tariff concerns, financial problems in Italy, and other events have led to a tapering off of business activity.

This period has also been remarkable for the severe headwinds value stocks have faced. Investors still maintain a preference for what has recently been working for them, namely high growth technology names and stable earners, both of which investors perceive to be immune to the normal economic forces. By way of example, over the past six months, just three names – accounting for 9.1% of the Russell 1000 Index – delivered 29% of the index’s return. Each is a technology company: Apple Inc., Amazon.com, Inc., and Microsoft Corporation.

Some of this strong performance is the result of a premium often bestowed on disruptors. Controversy swirls around disruptors and everything in their path. Retailers the world over, for example, have been faced with the challenge of e-commerce for well over a decade, and a long shadow now looms over every distributor and middle-man. The mere mention of Amazon’s interest in an industry sends investors scurrying for the exits. As the valuations of affected companies sag, our research kicks into high gear, aimed at identifying businesses with defensible franchises that present the opportunity for outsized gains.  We rely on this research to differentiate between the potential winners and those destined to a bleak future.  Interestingly, and often overlooked, many businesses assumed to be on the wrong side of technology are absorbing technology to make their already good franchises even better. Banks, autos, and industrial distribution provide the backdrop to illustrate how innovative technologies enhance their value proposition and how scale, service, and proximity provide competitive advantages that are hard for the disruptors to duplicate. There are many such examples in our Funds today.

Disruption, however, is not the only driver creating investment opportunities. Historically, over-reaction to earnings disappointments, restructuring situations, and other company-specific challenges, as well as macro events such as tariffs, have enabled us to build portfolios of stocks with, what we believe, have multiple pathways to their full earnings potential. Many of our holdings fall into this more-traditional bucket of value opportunities, and we are finding them in a wide variety of industries.

We continue to wait patiently for value to be realized in our holdings. The climate does, however, continue to present new opportunities as fear drives responses to near-term disappointment or stress. We remain excited by the scope and scale of the opportunity in value today which spans a range of companies and are optimistic that these values will ultimately be unlocked.

We thank you for your investment and commitment to Pzena Investment Management. As always, we welcome your comments and feedback.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The index cannot be invested in directly.

Pzena Mid Cap Value Fund
Commentary
August 2018

Average Annual Total Returns for the semi-annual fiscal period ended August 31, 2018.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	3.57%	1.08%	12.19%	8.53%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	3.64%	1.31%	12.54%	8.85%
Russell Midcap® Value Index	4.96%	6.89%	12.67%	9.08%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVMX Expense Ratio – Gross: 3.71%
PZVMX Expense Ratio – Net: 1.26%*

PZIMX Expense Ratio – Gross: 2.84%
PZIMX Expense Ratio – Net: 0.91%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

Burgeoning trade wars, European political fear, and rising interest rates all conspired to make markets volatile over the past six months, and drove investors towards companies viewed as delivering reliable growth, with little concern for their valuations.  Growth stocks outpaced value by a wide margin across the market cap spectrum. The Russell 1000 Value Index and Russell Midcap Value Index advanced 4.86% and 6.89%, respectively, compared to the Russell 1000 Growth Index’s return of 11.66% and Russell Midcap Growth Index’s return of 11.26%.  In the Russell Midcap Value Index, financial services, energy, and utilities drove returns, while materials & processing and consumer discretionary were the only sectors in the red.

The continued focus in the market on growth and certainty weighed on Fund performance over the period.  Pharmaceutical distributor, Cardinal Health, Inc. (“Cardinal”), declined 23.29%, as the company reported operating and integration issues in its medical segment relating to the Cordis acquisition. The company’s pricing guidance for the pharmaceutical segment was also weaker than expectations. We remain constructive on Cardinal, however, and fellow Fund holding McKesson Corp. The pharmaceutical distributors operate in a highly regulated and evolved industry with efficient operations that operate at low margins, which we believe create significant barriers to entry for a new player. In consumer discretionary, car rental company Avis Budget Group, Inc., traded down 31.14% on continued concerns around used vehicle values and industry pricing, though operating results for the start of the year showed encouraging trends. Also weak was door and window manufacturer, JELD-WEN Holding, Inc. (“JELD-WEN”), as shares declined 21.95%, reflecting concerns about rising costs, recent weakness in organic growth, and an adverse legal decision in an action brought by a customer. JELD-WEN also replaced its CEO over disappointing earnings in recent quarters. Our investment case continues to be based on an attractive duopoly market structure and the company’s ability to generate high returns on capital over the long-term.

Positions in producer durables were the main contributors in the Fund, led by KBR, Inc. (“KBR”) and Carlisle Companies Incorporated (“Carlisle”). KBR, the global engineering and construction firm with a focus on LNG and Government Services, gained 39.85% during the period. For the company’s most recent quarter, KBR reported 11% organic growth in Government Services on higher defense spending. Management raised 2018 guidance, and provided bullish 2019 commentary, on expectations KBR should begin to benefit from LNG and other hydrocarbon recovery. Similarly, Carlisle recently reported strong quarterly results, as earnings beat consensus on higher revenue growth, better margins, and a lower tax rate.

During the period, we initiated several new positions in the Fund, most notably Anixter International Inc. (“Anixter”), Fifth Third Bancorp, and Newell Brands Inc.  Anixter is a distributor of enterprise cabling and security products, electrical wiring and cable products. Stock performance has been weak as the Network & Security Solutions division posted negative organic growth and margin pressure due to lower vendor rebates and higher transportation costs. We believe the lull in growth is temporary and that the company

Pzena Mid Cap Value Fund
Commentary (Continued)
August 2018

ultimately should be able to recover margin due to its strong competitive positioning and value proposition. Fifth Third Bancorp, a regional bank, has been executing on several strategic initiatives, and has been improving balance sheet mix, product offerings, and customer experience. Capital levels remain elevated, and we believe there is a significant opportunity for capital return in excess of earnings. Newell Brands Inc. is a consumer products company that recently merged with Jarden and now owns a collection of well-known brands including Graco, Coleman, Rubbermaid, and Calphalon. Integration issues, the sudden bankruptcy of Toys-R-Us, and inventory tightening by office superstores pressured sales and margins. The long-term profit history of the brands bolsters our belief in the durability of the franchise, and management has a credible plan to sell the non-core brands to reduce leverage, which enabled us to purchase this diverse set of brands at what we believe to be an attractive valuation. Other new positions in the Fund included McKesson Corporation, AXA Equitable Holdings, Inc., National Oilwell Varco, Inc., Snap-on Incorporated, Realogy Holdings Corp, and Foot Locker Inc.

To help fund our purchases, there were several sells during the period. We exited XL Group Ltd. as it rallied on news that it was being acquired by AXA S.A., and did the same with Validus Holdings, Ltd. as American International Group Inc. is in the process of acquiring the insurer. We eliminated our position in Micro Focus International plc, which spun out of Hewlett Packard Enterprise Co. a year ago, as we were concerned about the deterioration in its operations. We sold Superior Energy Services, Inc. and used the proceeds to build our position in National Oilwell Varco, Inc. We also exited Lamar Advertising Company, Comerica Incorporated, HP Inc., Flex Ltd., Webster Financial Corporation, Hilton Worldwide Holdings Inc, and Torchmark Corporation, all on valuation.

Valuation dispersion in the market remains wide, and while in aggregate the market appears overvalued, we continue to see opportunities in a broad range of industries. The Fund remains invested in attractively valued, economically sensitive sectors including financials and producer durables, with limited exposure to consumer staples, utilities, and materials as valuations in these sectors are less attractive.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth rates. Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios, higher predicted and historical growth rates. An index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
August 2018

Average Annual Total Returns for the semi-annual fiscal period ended August 31, 2018.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Emerging Markets Value Fund – Investor Class (PZVEX)	-2.88%	-8.81%	-2.90%	1.97%
Pzena Emerging Markets Value Fund – Institutional Class (PZIEX)	-2.88%	-8.64%	-2.65%	2.24%
MSCI Emerging Markets Index	-4.70%	-10.18%	-0.68%	3.90%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVEX Expense Ratio – Gross: 2.07%
PZVEX Expense Ratio – Net: 1.61%*

PZIEX Expense Ratio – Gross: 1.76%
PZIEX Expense Ratio – Net: 1.26%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

Emerging market equities saw outflows during the past six months, as fears over growing protectionist policies, rising geopolitical tensions, and tighter Federal Reserve monetary policy took hold. The MSCI Emerging Markets Index declined by 10.18%. Political uncertainty in Brazil (-28.37%) and the heightened financial crisis in Turkey (-54.86%) caused investors to flee those countries at the greatest pace, while Qatar was up significantly (+21.83%), followed by modest gains in India and Egypt. All sectors declined; energy was the most resilient, down only 0.99%, as crude oil prices strengthened during the period. The Fund was down but outperformed its benchmark driven by stock selection in information technology and positions in China.

On an individual basis, leading detractors were Turkish bank Akbank TAS (“Akbank”), Brazilian water and sewage utility company, Companhia de Saneamento Basico do Estado de Sao Paulo SABESP (“SABESP”), and Standard Chartered PLC (“Standard Chartered”), a London-headquartered bank with approximately 90% of its revenues from Asia, Africa and the Middle East. Akbank declined 67.72%, as Turkey’s already fragile financial health worsened during recent months and the value of the lira continues to decline. Despite announcing good numbers during the latest quarter, that showed earnings per share beating consensus driven by better revenue and lower bad debt provisions, Akbank is highly sensitive to the macro economy and its impact on the credit cycle. SABESP was down 47.63%, reporting an earnings miss that followed on the heels of a sudden CEO replacement and a disappointing tariff decision by the regulator. EBITDA missed consensus (by ~3%) due to weaker than expected water sales volumes and higher costs across the board. Standard Chartered reported a couple of disappointing quarters with lower-than-expected revenue growth and higher-than-expected costs, although a positive was capital ratios showed improvement. We maintain our positions in Akbank, SABESP, and Standard Chartered.

Leading contributors were the Chinese PC, smartphone, and data center equipment manufacturer Lenovo Group (“Lenovo”) and Russian energy names Rosneft Oil Co. (“Rosneft”) and Lukoil PJSC (“Lukoil”). Lenovo, up 31.22%, recently reported better-than-expected and encouraging 1QFY19 results, characterized by healthy topline growth and an improvement in operating income and margins. By segment, PC sales were strong; Mobile and Data Center continued to lose money, but the level of losses appears to be declining with both segments, showing signs that management’s turnaround efforts appear to be progressing. Russian oil majors, Rosneft (+11.76%) and Lukoil (+6.68%), both benefitted from rising crude oil prices during the period. Rosneft announced changes to the strategic outlook, focusing on capital discipline and capital return, looking for a 50% payout ratio and a $2 billion buyback, via lower capex, the sale of non-core assets, and some borrowing. Similar to Rosneft, Lukoil strengthened as it announced a share buyback program and improved their capital return policy to shareholders.

The largest additions to the Fund the past six months were Asian companies ICICI Bank Limited (“ICICI Bank”), Huadian Power International Corp. Ltd. (“Huadian Power”) and Realtek Semiconductor Corp. (“Realtek”). At around 11x our estimate of normalized earnings, private sector bank ICICI is more richly valued than our existing holdings in Indian public-sector banks, but its higher

Pzena Emerging Markets Value Fund
Commentary (Continued)
August 2018

quality (both credit and deposit franchise) makes it a good candidate to increase our exposure to the unwinding of the Indian infrastructure boom. Huadian Power is one of the largest coal utilities in China. While Huadian Power’s profitability has been hurt by rising coal prices, we believe it should improve through a combination of regulatory price increases and coal price normalization. Realtek is a Taiwan-based fabless semiconductor company with approximately $1.4bn in sales, serving end markets like communications, PC peripheral and media. The company has followed a strategy of becoming a market leader by focusing on mature tech categories by focusing on being the cost leader in each market. The company has continued to gain share and recent weakness in its gross margins led to the underperformance of the stock and have created an attractive opportunity. We believe these issues are temporary and should be resolved, as the company executes on launching higher performance WiFi chips and gains share in the auto ethernet business. We exited our position in Russian energy major, PJSC Gazprom, due to its questionable capital discipline.

The opportunity set in emerging markets continues to be highly idiosyncratic based on company-specific opportunities. The Fund’s largest weightings are to the financial and information technology sectors, though we remain below the index weight in both. We do not own any real estate stocks and have a small exposure to health care and consumer staples. Regionally, Asia is our largest area of focus, represented by large weightings to China and Korea; Latin America remains underrepresented.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participation notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

EBITDA: Earnings before interest, taxes, depreciation and amortization (EBITDA) refers to a company’s earnings with interest, taxes, depreciation and amortization expenses added back to it.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

Pzena Long/Short Value Fund
Commentary
August 2018

Average Annual Total Returns for the semi-annual fiscal period ended August 31, 2018.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Long/Short Value Fund – Investor Class (PZVLX)	0.10%	-3.32%	3.25%	2.52%
Pzena Long/Short Value Fund – Institutional Class (PZILX)	0.19%	-3.10%	3.61%	2.82%
Russell 1000® Index	7.71%	8.32%	19.82%	12.47%
ICE BofAML 0-3 Month U.S. Treasury Bill Index	0.49%	0.91%	1.47%	0.50%
50% Russell 1000® Index/50% ICE BofAML
0-3 Month U.S. Treasury Bill Index	4.07%	4.59%	10.39%	6.45%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVLX Expense Ratio – Gross: 7.49%
PZVLX Expense Ratio – Net: 2.85%*

PZILX Expense Ratio – Gross: 6.73%
PZILX Expense Ratio – Net: 2.50%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

Burgeoning trade wars, European political fear, and rising interest rates all conspired to make markets volatile over the past six months.  Growth stocks outpaced value by a wide margin, with the Russell 1000 Value Index advancing 4.86% for the six months through August 31st, compared to the Growth Index that returned 11.66%, resulting in a 8.32% return for the style neutral Russell 1000 Index. Growth’s outperformance was led by a narrow group of stocks (Amazon.com, Inc., Apple Inc., Microsoft Corporation, Alphabet Inc., Netflix, Inc.), as investors stayed away from stability and yield in favor of companies viewed as delivering reliable growth, with little concern for their valuations.  On the other hand, companies that disappointed in delivering growth were severely punished. The Russell 1000 Index was driven by, not surprisingly, technology, followed by health care and consumer discretionary. No sector delivered negative returns; materials & processing and consumer staples lagged most.

The Fund underperformed the Russell 1000 Index and our custom benchmark. The underperformance was primarily driven by our long book which lagged the performance of both the Russell 1000 Index and Russell 1000 Value Index for the period. The short book contributed modestly in the period as the short book’s performance lagged that of the Russell 1000 Index. Long and short positioning in financial services and healthcare, and long positioning in consumer discretionary and technology had the largest impact on performance. Our three largest individual detractors were long positions in Ingredion Inc. (“Ingredion”), down 21.85%, JELD-WEN Holding, Inc. (“JEL-WEN”), down 21.95%, and Morgan Stanley, down 11.90%. Ingredion (starches and sweeteners producer) declined on weaker-than-expected second quarter earnings per share due to lower-than-expected North America performance. JELD-WEN (door and window manufacturer) was weak, reflecting concerns about rising costs, recent weakness in organic growth, and an adverse legal decision in an action brought by a customer. JELD-WEN also replaced its CEO over disappointing earnings. Our investment case continues to be based on an attractive duopoly market structure and the company’s ability to generate high returns on capital over the long-term. Morgan Stanley (universal bank) has reported strong quarterly results and raised guidance, but macro concerns around yield curve inversion, trade wars, and European political uncertainty drove the sector lower. In the short book, health care and financial services positions were the top detractors. Biotech names, for example, such as FibroGen, Inc. and Seattle Genetics, Inc. continued to move against the Fund, as did real estate investment trusts (“REITS”), CyrusOne Inc., and Sun Communities, Inc.

Market leadership by growth stocks has contributed to a widening of valuation spreads to one of the widest points in the past 50+ years. Although the broad market appears fully valued, we believe wide spreads continue to offer a good environment for value investing and we see an assortment of attractive value investments and a broadening opportunity set. Overall, our long book is exposed

Pzena Long/Short Value Fund
Commentary (Continued)
August 2018

to sectors whose earnings are depressed and expectations are low: principally financials, as we continue to see strong earnings growth from large expense reductions and share buybacks, health care, technology, and consumer discretionary names. Our short book is exposed to stocks with rich valuations across sectors like the biotech stocks in health care; some of the new technology stocks in IT; and REITS within financial services. Financials is still our largest net exposure, followed by the health care and consumer discretionary sectors, and we are net short the materials & processing and consumer staples sectors.  We remain encouraged by the breadth and depth of opportunities today and are optimistic that these values will ultimately be unlocked.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Long/Short Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth rates. An index cannot be invested in directly. The Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The index cannot be invested in directly. The blended index represents a 50% weighting of the Russell 1000® Index, and a 50% weighting of the Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index, both described above.

Pzena Small Cap Value Fund
Commentary
August 2018

Average Annual Total Returns for the semi-annual fiscal period ended August 31, 2018.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	-0.16%	11.35%	17.82%	12.99%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	-0.08%	11.55%	18.20%	13.36%
Russell 2000® Value Index	4.82%	14.24%	20.05%	18.21%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVSX Expense Ratio – Gross: 2.95%
PZVSX Expense Ratio – Net: 1.56%*

PZISX Expense Ratio – Gross: 2.57%
PZISX Expense Ratio – Net: 1.21%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

Small cap stocks delivered very strong returns, performing significantly better than their large cap peers (which also rose), as the threat of foreign tariffs and the benefits of domestic tax cuts drove investors toward smaller companies that tend to be more domestically focused. Small cap value stocks trailed their growth peers, though the gap was less significant than it was in the large cap space. Additionally, M&A activities continued to heat up, with many of the Fund’s positions benefiting from acquisitions or takeover speculation. The strongest returns in the Russell 2000 Value Index came from energy, health care, and utilities stocks.

The Fund’s return trailed the Russell 2000 Value Index as holdings in technology (the ATM manufacturer Diebold Nixdorf, Incorporated (“Diebold”) was the Fund’s largest detractor), consumer discretionary (Avis Budget Group, Inc., was the second-largest detractor) and health care sectors lagged. Diebold traded down as weak results and the new CEO’s expensive restructuring plans have caused free cash flow to turn negative, increasing the company’s leverage. The weakening of the balance sheet put the company at risk of tripping covenants and having to raise new capital, increasing the range of outcomes for the stock and leading to us exiting the position. Avis Budget Group, Inc., was down on continued concerns around used vehicle values and industry pricing, though operating results for the start of the year showed encouraging trends. The third-largest detractor was door and window manufacturer, JELD-WEN Holding, Inc. (“JELD-WEN”), which was down on concerns about rising costs, recent weakness in organic growth, and an adverse legal decision in an action brought by a customer. JELD-WEN also replaced its CEO over disappointing earnings. Our investment case continues to be based on an attractive duopoly market structure and the company’s ability to generate high returns on capital over the long-term.

Conversely, strong performance was delivered by producer durables holdings, led by Essendant, Inc. (“Essendant”), up 86.92% during the period. Essendant (wholesaler of office essentials) was strong after announcing a transaction to combine with competitor S.P. Richards, which should drive substantial synergies, as well as on news that Staples tried to acquire the company. Insight Enterprises (tech. value-added reseller) was another strong performer, up 57.86%; the company reported very strong results in May and raised its 2018 guidance. Earnings per share was well ahead of consensus driven by solid sales on a continued strong device refresh cycle (mostly PCs but also servers) as well as growth in its services business. The company has also demonstrated strong SG&A (selling, general & administrative expense) management, which together with the sales growth has led to better-than-expected operating margins.

During the period we initiated a position in Celestica Inc., an electronic manufacturing services (EMS) company with a global footprint, in Navigant, a professional services company that has a strong consulting franchise and is building a revenue cycle management outsourcing business for hospital groups, and in Ryder Systems, Inc., a leading provider of commercial fleet management and supply chain solutions. And we added the leading provider of neonatal physician services, MEDNAX, Inc., which, despite a long

Pzena Small Cap Value Fund
Commentary (Continued)
August 2018

history of stable margins, has seen earnings suffer recently from weak birth volumes, adverse payer mix, and cyclical wage inflation, which we expect to be offset by management actions and normalization in births. In addition to Diebold, we sold Validus Holdings, Ltd. as AIG (American International Group, Inc.) is in the process of acquiring the insurer, Ply Gem Holdings, Inc. (window and siding manufacturer), which is being acquired by private equity, and Verifone Systems, Inc. (payment terminals), which was acquired by private equity at a substantial premium. We sold our remaining position in Owens & Minor Inc. (health care distributor) as challenging business trends and an expensive acquisition led to lower normalized earnings power and General Cable Corp. (leading wire and cable manufacturer) which was acquired by Italian competitor, Prysmian Group, at a large premium. We trimmed Cubic Corporation (leading developer of mass transit fair collection systems), Chart Industries, Inc. (maker of liquefied gas solutions) and Evertec Inc. (Puerto Rico based data processor), all on valuation.

We continue to see opportunities in a broader number of industries due to market moves in recent months but the Fund remains heavily invested in attractively valued, economically sensitive sectors including financials and producer durables, as well as certain areas of technology, such as specialty technology hardware companies in consolidated markets. We still aren’t finding opportunities in perceived ‘safe’ sectors including REITs and utilities.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Free cash flow is calculated as operating cash flow minus capital expenditures.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.  The index cannot be invested in directly.

Pzena International Small Cap Value Fund
Commentary
August 2018

Average Annual Total Returns for the semi-annual period ended August 31, 2018.

Since Inception(1)
(7/2/2018)
Pzena International Small Cap Value Fund – Investor Class (PZVIX)	1.00%
Pzena International Small Cap Value Fund – Institutional Class (PZIIX)	1.10%
MSCI World ex-USA Small Cap Index	1.44%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVIX Expense Ratio – Gross: 5.69%
PZVIX Expense Ratio – Net: 1.52%*

PZIIX Expense Ratio – Gross: 5.34%
PZIIX Expense Ratio – Net: 1.17%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

International small cap equity performance was mixed in the two-month period since Fund inception (July 2, 2018 to August 31, 2018). The Fund slightly underperformed the broad MSCI World ex-USA Small Cap Index in a market environment that favored growth over value. Sector performance was mixed, with the energy and materials sectors contributing positively, offsetting weakness in consumer staples.

Individually, the top contributors were Japanese chemical company, DIC Corporation (“DIC”) and French electrical distributor, Rexel SA (“Rexel”), both up 14%. DIC reported solid quarterly results in the period and maintained full-year guidance despite higher raw material input prices due to the strong performance of Packaging Inks and Fine Chemicals. Investments DIC has made to leverage its technological capabilities in color pigments and resins are paying off, and, while the company remains the largest publishing ink manufacturer, that business now accounts for less than one third of profits. We continue to expect both earnings improvement and market appreciation from this transformation. Rexel also reported strong quarterly earnings during the period with strength in the USA. The U.S. division saw expanded margins and faster organic growth, both positive data points for the self-help initiatives undertaken by the new management team.

The largest individual detractor from performance came from exchange-traded fund liquidity provider, Flow Traders NV, which fell by 20% after second-quarter earnings reported net-trading income declines with sequentially lower trading volume and volatility after a record first quarter. We believe the company’s fundamental earnings drivers remain misunderstood, and we continue to hold the position. Aryzta AG (“Aryzta”), the global provider of Swiss-based baker and servicer of bread and pastry products, also detracted from returns. We bought a small initial position in the company due to its high financial leverage. Meanwhile, management’s announcement of its intent to raise additional capital through a rights issue sent shares plunging (-39%). The increased equity is ultimately positive for Aryzta’s investment case. This positive step buys time and financial flexibility for the new management team to streamline its portfolio and execute on the significant self-help opportunities available in both its U.S. and European markets. The reduced share price during the quarter, provided us with an opportunity to add to our position.

Our Fund remains skewed toward cyclically depressed exposures in financials and industrials, focused on companies with substantial self-help opportunities where market concerns over earnings uncertainty and volatility have created what we believe are attractive valuations.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences

Pzena International Small Cap Value Fund
Commentary (Continued)
August 2018

in accounting methods. These risks are greater for investments in Emerging Markets. The fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The fund may invest in p-notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,580 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Pzena Mid Cap Value Fund
Portfolio Allocation
August 31, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2018.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 97.52%
Consumer Discretionary – 11.42%
Avis Budget Group, Inc. (a)	28,600	$889,746	1.91%
Foot Locker, Inc.	8,073	397,999	0.85%
Interpublic Group of Cos., Inc.	48,160	1,124,536	2.41%
Newell Brands, Inc.	41,323	897,535	1.92%
News Corp.	55,242	722,013	1.55%
Omnicom Group, Inc.	18,671	1,294,274	2.78%
		5,326,103	11.42%

Energy – 7.99%
Cenovus Energy, Inc. (b)	81,507	758,830	1.63%
Murphy Oil Corp.	27,235	839,655	1.80%
National Oilwell Varco, Inc.	20,586	968,983	2.08%
TechnipFMC PLC (b)	37,890	1,160,571	2.48%
		3,728,039	7.99%

Financial Services – 32.83%
Allstate Corp.	4,675	470,165	1.01%
Apollo Global
Management LLC – Class A	28,658	989,561	2.12%
AXA Equitable Holdings, Inc.	43,801	1,005,233	2.15%
Axis Capital Holdings, Ltd. (b)	29,006	1,668,425	3.58%
Fifth Third Bancorp	36,056	1,061,128	2.27%
Franklin Resources, Inc.	28,693	910,716	1.95%
Hanover Insurance Group, Inc.	9,699	1,188,031	2.55%
Invesco, Ltd. (b)	34,314	826,967	1.77%
KeyCorp	63,302	1,333,773	2.86%
KKR & Co, Inc. – Class A	63,481	1,655,585	3.55%
Realogy Holdings Corp.	31,653	677,058	1.45%
Regions Financial Corp.	60,616	1,179,587	2.53%
Voya Financial, Inc.	26,188	1,311,233	2.81%
Willis Towers Watson PLC (b)	7,068	1,040,904	2.23%
		15,318,366	32.83%

Health Care – 9.78%
Cardinal Health, Inc.	18,508	965,933	2.07%
McKesson Corp.	7,467	961,376	2.06%
MEDNAX, Inc. (a)	19,522	924,367	1.98%
Mylan N.V. (a)(b)	43,711	1,710,411	3.67%
		4,562,087	9.78%

Materials & Processing – 2.95%
JELD-WEN Holding, Inc. (a)	56,550	1,375,296	2.95%

Producer Durables – 18.52%
AECOM Technology Corp. (a)	25,131	845,407	1.81%
Carlisle Cos., Inc.	12,087	1,532,752	3.29%
Dover Corp.	10,868	933,235	2.00%
Genpact, Ltd. (b)	27,146	831,753	1.78%
KBR, Inc.	54,203	1,137,179	2.44%
Ryder System, Inc.	18,276	1,404,328	3.01%
Snap-on, Inc.	5,919	1,046,361	2.24%
Terex Corp.	23,418	907,448	1.95%
		8,638,463	18.52%

Technology – 10.95%
Anixter International, Inc. (a)	21,660	1,561,686	3.35%
Avnet, Inc.	49,934	2,416,805	5.18%
Hewlett Packard Enterprise Co.	68,275	1,128,586	2.42%
		5,107,077	10.95%

Utilities – 3.08%
Edison International	21,827	1,434,689	3.08%
Total Common Stocks
(Cost $45,735,563)		45,490,120	97.52%

SHORT-TERM INVESTMENTS – 2.88%
Money Market Fund – 2.88%
Fidelity Government Portfolio –
Class I, 1.82% (c)	1,342,508	1,342,508	2.88%
Total Short-Term Investments
(Cost $1,342,508)		1,342,508	2.88%
Total Investments
(Cost $47,078,071) – 100.40%		46,832,628	100.40%
Liabilities in Excess
of Other Assets – (0.40)%		(187,195)	(0.40)%
TOTAL NET ASSETS – 100.00%		$46,645,433	100.00%

Percentages are stated as a percent of net assets.

PLC  Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day yield as of August 31, 2018.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
August 31, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2018.

Pzena Emerging Markets Value Fund
Schedule of Investments
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 89.51%
Brazil – 1.94%
Cia de Saneamento Basico
do Estrado de San Paulo	671,970	$3,999,055	1.94%

China – 22.00%
Baidu, Inc. – ADR (a)	18,265	4,136,657	2.00%
China Agri-Industries
Holdings, Ltd.	10,448,000	4,153,242	2.01%
China Construction
Bank Corp.	2,286,000	2,024,233	0.98%
China Dongxiang Group Co.	6,522,000	1,080,248	0.52%
China Mobile, Ltd.	851,500	8,006,460	3.88%
China Resources Power
Holdings Co., Ltd.	2,794,000	5,033,561	2.44%
China Shenhua Energy
Co., Ltd.	879,000	1,959,866	0.95%
China Shineway
Pharmaceutical Group, Ltd.	233,000	328,924	0.16%
Dah Chong Hong
Holdings, Ltd.	2,241,879	974,016	0.47%
Dongfeng Motor
Group Co., Ltd.	4,144,000	4,630,404	2.24%
Grand Baoxin Auto
Group, Ltd.	10,501,500	2,876,665	1.39%
Huadian Power
International Corp Ltd.	8,074,000	3,003,801	1.46%
Lenovo Group, Ltd.	11,056,000	7,212,195	3.50%
		45,420,272	22.00%

Czech Republic – 2.01%
CEZ	164,198	4,161,805	2.01%

Greece – 0.15%
Alpha Bank AE (a)	82,998	152,410	0.08%
National Bank of
Greece S.A. (a)	53,031	150,688	0.07%
		303,098	0.15%

Hong Kong – 2.64%
Pacific Basin
Shipping, Ltd.	21,022,000	5,035,370	2.44%
Stella International
Holdings, Ltd.	157,000	157,825	0.08%
Texwinca Holdings, Ltd.	542,000	250,672	0.12%
		5,443,867	2.64%

Hungary – 1.10%
Magyar Telekom
Telecommunications PLC	202,472	296,787	0.15%
OTP Bank PLC	53,449	1,967,684	0.95%
		2,264,471	1.10%

India – 4.49%
ICICI Bank, Ltd. – ADR	405,106	3,901,171	1.89%
Reliance Industries,
Ltd. – GDR	45,334	1,568,556	0.76%
State Bank of India – GDR (a)	87,549	3,804,004	1.84%
		9,273,731	4.49%

Indonesia – 0.66%
Bank Danamon
Indonesia Tbk PT	2,957,100	1,365,124	0.66%

Malaysia – 1.98%
Genting Malaysia Berhad	3,217,800	4,087,338	1.98%

Poland – 1.24%
Cyfrowy Polsat S.A. (a)	420,819	2,552,138	1.24%

Republic of Korea – 17.53%
Dongbu Insurance Co., Ltd.	72,620	4,175,250	2.02%
Hana Financial Group, Inc.	79,067	3,032,979	1.47%
Hyundai Heavy
Industries Co., Inc. (a)	55,030	5,833,482	2.82%
Hyundai Motor Co.	10,047	1,128,217	0.55%
KB Financial Group, Inc.	65,610	3,047,242	1.48%
LG Electronics, Inc.	12,808	883,667	0.43%
POSCO	24,925	7,310,796	3.54%
Samsung Electronics Co., Ltd.	147,652	6,426,573	3.11%
Samsung Electronics
Co., Ltd. – GDR	83	88,644	0.04%
Shinhan Financial
Group Co., Ltd.	108,930	4,266,584	2.06%
Shinhan Financial
Group Co., Ltd. – ADR (a)	450	17,739	0.01%
		36,211,173	17.53%

Romania – 0.64%
Banca Transilvania S.A.	2,252,204	1,324,147	0.64%

Russian Federation – 7.59%
LUKOIL PJSC – ADR	77,216	5,327,904	2.58%
MMC Norilsk Nickel
PJSC – ADR	315,111	5,218,238	2.53%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 89.51% (Continued)
Russian Federation – 7.59% (Continued)
Rosneft Oil Co. – GDR	803,934	$5,122,668	2.48%
		15,668,810	7.59%

Singapore – 2.39%
Wilmar International, Ltd.	2,117,300	$4,936,330	2.39%

South Africa – 3.52%
Reunert, Ltd.	565,785	2,927,683	1.42%
Sasol	110,449	4,329,270	2.10%
		7,256,953	3.52%

Taiwan – 8.56%
Compal Electronics, Inc.	8,059,000	5,050,814	2.45%
Hon Hai Precision
Industry Co., Ltd.	2,245,165	5,884,284	2.85%
Realtek
Semiconductor Corp.	486,000	2,357,610	1.14%
Taiwan Semiconductor
Manufacturing Co., Ltd.	520,000	4,334,039	2.10%
Taiwan Semiconductor
Manufacturing Co., Ltd. – ADR	1,125	49,050	0.02%
		17,675,797	8.56%

Thailand – 2.41%
Bangkok Bank Public
Co., Ltd. – NVDR	530,400	3,322,090	1.61%
Siam Commercial
Bank PLC – NVDR	363,700	1,644,595	0.80%
		4,966,685	2.41%

Turkey – 0.97%
Akbank T.A.S.	2,288,470	2,007,491	0.97%

United Arab Emirates – 0.43%
Union National Bank PJSC	896,526	893,317	0.43%

United Kingdom – 2.76%
Antofagasta PLC	62,550	653,282	0.32%
Standard Chartered PLC	619,648	5,037,743	2.44%
		5,691,025	2.76%

United States – 4.50%
Cognizant Technology
Solutions Corp. – Class A	67,002	5,254,967	2.55%
Flextronics
International, Ltd. (a)	148,290	2,044,919	0.99%
Genpact, Ltd.	64,824	1,986,207	0.96%
		9,286,093	4.50%
Total Common Stocks
(Cost $185,731,701)		184,788,720	89.51%

PREFERRED STOCKS – 4.69%
Brazil – 2.26%
Petroleo Brasileiro S.A., 0.53%	195,600	929,714	0.45%
Randon SA Implementos e
Participacoes, 1.57%	201,716	329,829	0.16%
Telefonica Brasil S.A. –
ADR, 7.65%	316,812	3,133,271	1.52%
Usinas Siderurgicas de
Minas Gerais S.A., 0.59%	137,700	274,176	0.13%
		4,666,990	2.26%

Republic of Korea – 2.43%
Hyundai Motor Co., 5.17%	71,208	5,008,837	2.43%
Total Preferred Stocks
(Cost $10,678,192)		9,675,827	4.69%

SHORT-TERM INVESTMENTS – 5.54%
Money Market Fund – 5.54%
Fidelity Institutional
Government Portfolio –
Class I, 1.82%	11,447,396	11,447,396	5.54%
Total Short-Term Investments
(Cost $11,447,396)		11,447,396	5.54%
Total Investments
(Cost $207,857,289) – 99.74%		205,911,943	99.74%
Other Assets in Excess
of Liabilities – 0.26%		529,866	0.26%
TOTAL NET ASSETS – 100.00%		$206,441,809	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
August 31, 2018 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$18,621,191	9.02%
Consumer Staples	9,089,572	4.40%
Energy	13,978,994	6.77%
Financials	42,134,490	20.41%
Health Care	328,924	0.16%
Industrials	13,796,534	6.68%
Information Technology	44,825,960	21.72%
Materials	17,511,586	8.48%
Telecommunication Services	8,303,247	4.02%
Utilities	16,198,222	7.85%
Total Common Stocks	184,788,720	89.51%

PREFERRED STOCKS
Consumer Discretionary	5,008,837	2.43%
Energy	929,714	0.45%
Industrials	329,829	0.16%
Materials	274,176	0.13%
Telecommunication Services	3,133,271	1.52%
Total Preferred Stocks	9,675,827	4.69%
Short-Term Investments	11,447,396	5.54%
Total Investments	205,911,943	99.74%
Other Assets in Excess
of Liabilities	529,866	0.26%
Total Net Assets	$206,441,809	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
August 31, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments on long securities as of August 31, 2018.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments on short securities as of August 31, 2018.

Pzena Long/Short Value Fund
Schedule of Investments
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 105.81%
Consumer Discretionary – 12.94%
AutoZone, Inc. (a)(d)	325	$249,236	1.01%
Booking Holdings, Inc. (a)(d)	221	431,293	1.75%
Carter’s, Inc. (d)	3,083	326,582	1.32%
Foot Locker, Inc.	2,306	113,686	0.46%
Ford Motor Co. (d)	62,334	590,926	2.40%
H&R Block, Inc. (d)	4,786	129,509	0.53%
Interpublic Group
of Cos., Inc. (d)	3,503	81,795	0.33%
Newell Brands, Inc.	12,038	261,465	1.06%
News Corp. – Class A (d)	13,578	177,464	0.72%
Omnicom Group, Inc. (d)	11,946	828,097	3.36%
		3,190,053	12.94%

Consumer Staples – 2.07%
CVS Health Corp. (d)	1,938	145,815	0.59%
Ingredion, Inc. (d)	3,599	363,751	1.48%
		509,566	2.07%

Energy – 12.27%
Cenovus Energy, Inc. (b)(d)	14,298	133,114	0.54%
ConocoPhillips (d)	6,886	505,639	2.05%
ExxonMobil Corp. (d)	10,868	871,288	3.53%
Halliburton Co. (d)	6,615	263,872	1.07%
HollyFrontier Corp.	3,495	260,448	1.06%
Murphy Oil Corp. (d)	9,493	292,669	1.19%
National Oilwell Varco, Inc.	7,326	344,835	1.40%
Royal Dutch
Shell PLC – ADR (b)(d)	5,393	351,785	1.43%
		3,023,650	12.27%

Financial Services – 30.67%
American International
Group, Inc. (d)	9,063	481,880	1.95%
AXA Equitable Holdings, Inc.	12,856	295,045	1.20%
Axis Capital
Holdings, Ltd. (b)(d)	4,917	282,826	1.15%
Bank of America Corp. (d)	16,890	522,408	2.12%
Capital One Financial
Corp. (d)	5,240	519,232	2.11%
CBRE Group, Inc. –
Class A (a)	3,991	194,801	0.79%
Chubb, Ltd. (b)(d)	1,003	135,646	0.55%
Citigroup, Inc. (d)	8,218	585,450	2.38%
Franklin Resources, Inc. (d)	10,187	323,335	1.31%
Goldman Sachs Group, Inc. (d)	1,440	342,446	1.39%
Jones Lang LaSalle, Inc. (d)	1,823	278,044	1.13%
JPMorgan Chase & Co. (d)	3,676	421,196	1.71%
KKR & Co, Inc. – Class A	7,031	183,368	0.74%
Metlife, Inc. (d)	10,457	479,872	1.95%
Morgan Stanley (d)	9,051	441,960	1.79%
Regions Financial Corp. (d)	5,791	112,693	0.46%
State Street Corp. (d)	3,404	295,842	1.20%
UBS Group AG (b)(d)	8,061	126,235	0.51%
Voya Financial, Inc. (d)	10,025	501,952	2.04%
W.R. Berkley Corp. (d)	6,156	481,768	1.95%
Wells Fargo & Co. (d)	8,029	469,536	1.90%
Willis Towers Watson PLC (b)(d)	573	84,386	0.34%
		7,559,921	30.67%

Health Care – 15.18%
AmerisourceBergen Corp. (d)	1,521	136,844	0.56%
Amgen, Inc. (d)	2,269	453,369	1.84%
Biogen, Inc. (a)(d)	1,381	488,170	1.97%
Celgene Corp. (a)(d)	3,674	347,009	1.41%
Charles River Laboratories
International, Inc. (a)(d)	3,791	468,226	1.90%
Express Scripts
Holding Co. (a)(d)	3,632	319,689	1.30%
McKesson Corp. (d)	2,889	371,959	1.51%
MEDNAX, Inc. (a)(d)	6,367	301,477	1.22%
Mylan N.V. (a)(b)(d)	10,830	423,778	1.72%
Zimmer Biomet
Holdings, Inc. (d)	3,490	431,469	1.75%
		3,741,990	15.18%

Materials & Processing – 2.73%
Alcoa Corp. (a)	2,633	117,616	0.48%
JELD-WEN
Holding, Inc. (a)(d)	13,358	324,867	1.31%
NewMarket Corp. (d)	576	230,999	0.94%
		673,482	2.73%

Producer Durables – 8.72%
AECOM Technology
Corp. (a)(d)	5,967	200,730	0.81%
Carlisle Cos., Inc. (d)	1,024	129,853	0.53%
Dover Corp. (d)	4,769	409,514	1.66%
General Electric Co.	21,588	279,349	1.13%
Genpact, Ltd. (b)(d)	12,393	379,722	1.54%
Ryder System, Inc. (d)	5,712	438,910	1.79%
Terex Corp. (d)	8,019	310,736	1.26%
		2,148,814	8.72%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 105.81% (Continued)
Technology – 15.26%
Amdocs, Ltd. (b)(d)	5,370	$350,554	1.42%
Avnet, Inc. (d)	14,993	725,661	2.95%
Broadcom, Inc.	613	134,265	0.54%
Cognizant Technology
Solutions Corp. – Class A (d)	8,304	651,283	2.64%
Hewlett Packard
Enterprise Co. (d)	23,283	384,868	1.56%
Oracle Corp. (d)	15,373	746,820	3.04%
Qorvo, Inc. (a)(d)	3,076	246,357	1.00%
SS&C Technologies
Holdings, Inc.	8,781	521,065	2.11%
		3,760,873	15.26%

Utilities – 5.97%
Edison International (d)	12,466	819,390	3.32%
PG&E Corp. (d)	7,986	368,794	1.50%
Southern Co. (d)	6,498	284,482	1.15%
		1,472,666	5.97%
Total Common Stocks
(Cost $26,098,578)		26,081,015	105.81%

REITs – 6.50%
Financial Services – 6.50%
HCP, Inc.	17,258	466,484	1.89%
Hospitality Properties Trust (d)	5,362	155,444	0.63%
Lamar Advertising Co. –
Class A (d)	6,820	525,481	2.13%
Omega Healthcare
Investors, Inc. (d)	10,272	339,490	1.38%
Park Hotels & Resorts, Inc. (d)	3,463	115,837	0.47%
Total REITs
(Cost $1,396,956)		1,602,736	6.50%

SHORT-TERM INVESTMENTS – 0.57%
Money Market Fund – 0.57%
Fidelity Institutional
Government Portfolio –
Class I, 1.82% (c)	139,589	139,589	0.57%
Total Short-Term Investments
(Cost $139,589)		139,589	0.57%
Total Investments
(Cost $27,635,123) – 112.88%		27,823,340	112.88%
Liabilities in Excess
of Other Assets – (12.88)%		(3,174,201)	(12.88)%
TOTAL NET ASSETS – 100.00%		$24,649,139	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day yield as of August 31, 2018.
(d)	All or a portion of the security has been pledged in connection with open short securities.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 50.84%
Consumer Discretionary – 6.83%
Cable One, Inc.	243	$203,571	0.83%
Caesars Entertainment Corp. (a)	17,993	183,528	0.75%
Charter Communications,
Inc. – Class A (a)	622	193,069	0.78%
Home Depot, Inc.	1,117	224,260	0.91%
Liberty Global PLC –
Class A (a)(b)	6,910	185,257	0.75%
Lions Gate Entertainment
Corp. – Class A (b)	7,700	181,104	0.74%
Tesla Inc. (a)	571	172,248	0.70%
Wynn Resorts Ltd.	854	126,682	0.51%
Yum! Brands, Inc.	2,449	212,794	0.86%
		1,682,513	6.83%

Consumer Staples – 5.57%
Casey’s General Stores, Inc.	1,665	190,093	0.77%
Conagra Brands, Inc.	5,323	195,620	0.80%
Constellation Brands, Inc.	901	187,588	0.76%
Lancaster Colony Corp.	1,297	202,682	0.82%
McCormick & Co., Inc.	1,565	195,437	0.79%
Pinnacle Foods, Inc.	3,123	207,430	0.84%
Sysco Corp.	2,604	194,832	0.79%
		1,373,682	5.57%

Energy – 3.89%
Cabot Oil & Gas Corp.	7,963	189,758	0.77%
Core Laboratories N.V. (b)	1,664	190,611	0.77%
EOG Resources, Inc.	1,653	195,434	0.79%
EQT Corp.	3,890	198,468	0.81%
Pioneer Natural Resources Co.	1,062	185,532	0.75%
		959,803	3.89%

Financial Services – 5.47%
Cboe Global Markets, Inc.	1,879	189,403	0.77%
Erie Indemnity Co. – Class A	1,725	213,089	0.87%
Global Payments, Inc.	1,408	175,409	0.71%
Jefferies Financial Group, Inc.	8,790	204,104	0.83%
Markel Corp. (a)	176	212,749	0.86%
MarketAxess Holdings, Inc.	933	177,102	0.72%
S&P Global, Inc.	849	175,785	0.71%
		1,347,641	5.47%

Health Care – 3.28%
Cantel Medical Corp.	1,830	177,510	0.72%
IQVIA Holdings, Inc. (a)	1,283	163,056	0.66%
Medidata Solutions, Inc. (a)	2,512	213,470	0.87%
West Pharmaceutical
Services, Inc.	1,097	128,404	0.52%
Zoetis, Inc.	1,384	125,390	0.51%
		807,830	3.28%

Materials & Processing – 6.68%
AptarGroup, Inc.	2,089	218,739	0.89%
Lennox International, Inc.	964	214,789	0.87%
Louisiana-Pacific Corp.	6,770	197,413	0.80%
Newmont Mining Corp.	5,060	157,012	0.64%
Royal Gold, Inc.	1,539	117,364	0.47%
Steel Dynamics, Inc.	4,147	189,642	0.77%
United States Steel Corp.	6,208	184,253	0.75%
Vulcan Materials Co.	1,667	184,704	0.75%
Watsco, Inc.	1,044	182,690	0.74%
		1,646,606	6.68%

Producer Durables – 9.54%
3M Co.	894	188,562	0.77%
A.O. Smith Corp.	3,079	178,828	0.73%
Arconic, Inc.	8,643	193,430	0.78%
Boeing Co.	550	188,535	0.76%
Brink’s Co.	2,639	198,189	0.80%
Huntington Ingalls
Industries, Inc.	766	187,264	0.76%
Knight-Swift Transportation
Holdings, Inc.	6,039	206,111	0.84%
Mettler-Toledo
International, Inc. (a)	336	196,379	0.80%
Old Dominion Freight Line, Inc.	1,313	200,101	0.81%
Pentair PLC (b)	4,391	190,921	0.77%
Roper Technologies, Inc.	708	211,246	0.86%
Waste Management, Inc.	2,331	211,888	0.86%
		2,351,454	9.54%

Technology – 8.03%
Autodesk, Inc. (a)	1,344	207,446	0.84%
Cognex Corp.	4,109	221,064	0.90%
Cypress Semiconductor Corp.	11,251	193,630	0.78%
EchoStar Corp. – Class A (a)	4,319	207,312	0.84%
Lumentum Holdings, Inc. (a)	2,099	142,522	0.58%
Monolithic Power Systems, Inc.	1,365	204,573	0.83%
Pegasystems, Inc.	2,343	149,249	0.60%
Take-Two Interactive
Software, Inc. (a)	1,434	191,525	0.78%
Texas Instruments, Inc.	1,221	137,240	0.56%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 50.84% (Continued)
Technology – 8.03% (Continued)
Universal Display Corp.	1,572	$192,413	0.78%
ViaSat, Inc. (a)	2,112	132,676	0.54%
		1,979,650	8.03%

Utilities – 1.55%
American Water Works Co., Inc.	2,221	194,404	0.79%
U.S. Cellular Corp. (a)	4,386	187,546	0.76%
		381,950	1.55%
Total Common Stocks
(Proceeds $12,191,037)		12,531,129	50.84%

REITs – 8.76%
Financial Services – 8.76%
CoreSite Realty Corp.	1,147	133,591	0.54%
Crown Castle International Corp.	1,930	220,078	0.89%
CyrusOne, Inc.	2,534	169,677	0.69%
Duke Realty Corp.	7,116	202,735	0.82%
Essex Property Trust, Inc.	844	207,860	0.84%
Invitation Homes, Inc.	9,013	210,634	0.86%
JBG SMITH Properties	5,358	200,711	0.81%
Liberty Property Trust	4,631	202,606	0.82%
Macerich Co.	3,379	198,482	0.81%
Prologis, Inc.	3,077	206,713	0.84%
Sun Communities, Inc.	1,998	206,154	0.84%
Total REITs
(Proceeds $2,032,160)		2,159,241	8.76%

TOTAL SECURITIES
SOLD SHORT
(Proceeds $14,223,197) – 59.60%		$14,690,370	59.60%

Percentages are stated as a percent of net assets.

As of August 31, 2018 securities and cash collateral of $23,371,062 has been pledged in connection with open short securities.

REIT	Real Estate Investment Trust
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
August 31, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2018.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 97.04%
Consumer Discretionary – 2.30%
Avis Budget Group, Inc. (a)	16,536	$514,435	2.30%

Consumer Staples – 3.77%
Universal Corp.	14,110	843,778	3.77%

Energy – 4.70%
Murphy Oil Corp.	26,681	822,575	3.67%
Superior Energy Services, Inc. (a)	25,619	230,571	1.03%
		1,053,146	4.70%

Financial Services – 32.65%
American Equity Investment
Life Holding Co.	15,676	581,423	2.59%
Argo Group International
Holdings, Ltd. (b)	7,404	471,635	2.10%
Aspen Insurance
Holdings, Ltd. (b)	18,437	758,682	3.39%
Associated Banc-Corp	29,479	803,303	3.59%
Axis Capital Holdings, Ltd. (b)	14,607	840,195	3.75%
EVERTEC, Inc. (b)	14,017	337,109	1.50%
First Midwest Bancorp, Inc.	16,707	454,096	2.03%
Hanover Insurance Group, Inc.	3,610	442,189	1.97%
Hope Bancorp, Inc.	39,890	698,474	3.12%
Realogy Holdings Corp.	21,702	464,206	2.07%
Synovus Financial Corp.	6,859	343,360	1.53%
TCF Financial Corp.	17,826	451,889	2.02%
Webster Financial Corp.	8,552	559,130	2.50%
WSFS Financial Corp.	2,272	110,874	0.49%
		7,316,565	32.65%

Health Care – 3.94%
MEDNAX, Inc. (a)	9,684	458,538	2.04%
Triple-S Management Corp. –
Class B (a)(b)	19,517	424,885	1.90%
		883,423	3.94%

Materials & Processing – 10.38%
Gibraltar Industries, Inc. (a)	18,566	842,896	3.76%
JELD-WEN Holding, Inc. (a)	28,814	700,757	3.13%
Masonite International
Corp. (a)(b)	11,675	781,641	3.49%
		2,325,294	10.38%

Producer Durables – 26.00%
Actuant Corp. – Class A	31,690	933,271	4.17%
Chart Industries, Inc. (a)	1,424	107,583	0.48%
Cubic Corp.	3,033	229,598	1.02%
Essendant, Inc.	45,332	654,141	2.92%
KBR, Inc.	17,026	357,205	1.59%
Navigant Consulting, Inc. (a)	24,215	578,496	2.58%
Ryder System, Inc.	7,346	564,467	2.52%
Steelcase, Inc.	50,108	731,577	3.27%
Terex Corp.	12,273	475,579	2.12%
TriMas Corp. (a)	30,482	935,797	4.18%
Wesco Aircraft
Holdings, Inc. (a)	21,272	258,455	1.15%
		5,826,169	26.00%

Technology – 13.30%
Anixter International, Inc. (a)	12,445	897,285	4.00%
ARC Document
Solutions, Inc. (a)	26,114	84,087	0.38%
Celestica, Inc. (a)(b)	57,053	701,752	3.13%
Insight Enterprises, Inc. (a)	11,365	626,666	2.80%
ScanSource, Inc. (a)	16,497	670,603	2.99%
		2,980,393	13.30%
Total Common Stocks
(Cost $20,153,991)		21,743,203	97.04%

REITs – 1.03%
Financial Services – 1.03%
DiamondRock Hospitality Co.	19,240	230,110	1.03%
Total REITs
(Cost $215,472)		230,110	1.03%

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS – 1.95%
Money Market Fund – 1.95%
Fidelity Government
Portfolio – Class I, 1.82% (c)	437,949	$437,949	1.95%
Total Short-Term Investments
(Cost $437,949)		437,949	1.95%
Total Investments
(Cost $20,807,412) – 100.02%		22,411,262	100.02%
Liabilities in Excess
of Other Assets – (0.02)%		(4,929)	(0.02)%
TOTAL NET ASSETS – 100.00%		$22,406,333	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day yield as of August 31, 2018.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
August 31, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2018.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 97.69%
Australia – 1.64%
OFX Group, Ltd.	23,268	$33,120	1.64%

Austria – 2.00%
Vienna Insurance Group AG
Wiener Versicherung Gruppe	1,487	40,528	2.00%

Belgium – 1.77%
Orange Belgium	2,363	35,712	1.77%

Bermuda – 2.63%
Pacific Basin Shipping, Ltd.	222,000	53,175	2.63%

Canada – 8.67%
Celestica, Inc. (a)	3,399	41,804	2.07%
Dorel Industries, Inc. –
Class B	1,212	23,515	1.16%
Genworth MI Canada, Inc.	1,721	57,894	2.86%
Linamar Corp.	1,184	52,060	2.58%
		175,273	8.67%

Cayman Islands – 2.39%
Ju Teng International
Holdings, Ltd.	256,000	48,273	2.39%

France – 11.16%
Coface S.A.	4,499	42,143	2.08%
Europcar Mobility Group	3,871	37,182	1.84%
Ipsos	1,177	37,298	1.85%
Rexel S.A.	4,217	66,326	3.28%
Technicolor S.A. (a)	31,070	42,592	2.11%
		225,541	11.16%

Germany – 7.30%
Bertrandt AG	431	41,348	2.05%
Deutsche Pfandbriefbank AG	2,938	42,970	2.13%
Salzgitter AG	1,394	63,154	3.12%
		147,472	7.30%

Ireland – 3.73%
Grafton Group PLC – UTS	1,926	19,176	0.95%
Greencore Group PLC	24,892	56,152	2.78%
		75,328	3.73%

Italy – 6.82%
BPER Banca S.p.A.	3,686	16,254	0.80%
Danieli & C Officine
Meccaniche S.p.A.	3,473	61,598	3.05%
Saipem S.p.A. (a)	7,493	40,035	1.98%
UBI Banca – Unione di
Banche Italiane S.p.A.	5,422	19,970	0.99%
		137,857	6.82%

Japan – 17.77%
DIC Corp.	1,900	67,460	3.34%
Foster Electric Co., Ltd.	3,600	50,480	2.50%
Fukuoka Financial Group, Inc.	4,000	22,428	1.11%
Hitachi Metals, Ltd.	5,300	61,247	3.03%
Nishi-Nippon Financial
Holdings, Inc.	1,700	19,753	0.98%
Taiheiyo Cement Corp.	700	21,168	1.05%
Transcosmos, Inc.	1,700	41,081	2.03%
Tsubakimoto Chain Co.	4,000	35,784	1.77%
Zeon Corp.	3,700	39,661	1.96%
		359,062	17.77%

Netherlands – 6.91%
Flow Traders	1,564	45,676	2.26%
Koninklijke BAM Groep N.V.	9,729	39,808	1.97%
PostNL N.V.	16,189	54,269	2.68%
		139,753	6.91%

Spain – 3.94%
Tecnicas Reunidas S.A.	1,257	42,532	2.11%
Unicaja Banco S.A.	23,647	37,055	1.83%
		79,587	3.94%

Switzerland – 1.41%
Aryzta AG (a)	3,032	28,417	1.41%

United Kingdom – 19.55%
Balfour Beatty PLC	10,934	41,066	2.03%
Capita PLC	19,559	37,655	1.86%
Drax Group PLC	9,371	46,433	2.30%
Go-Ahead Group PLC	2,397	52,176	2.58%
Jardine Lloyd Thompson
Group PLC	2,306	43,170	2.14%
John Wood Group PLC	4,735	44,113	2.18%
Northgate PLC	9,561	50,746	2.51%
Petrofac Ltd.	2,704	22,997	1.14%
SIG PLC	10,982	18,509	0.92%
SThree PLC	8,370	38,251	1.89%
		395,116	19.55%
Total Common Stocks
(Cost $1,967,633)		1,974,214	97.69%

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2018 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
PREFERRED STOCKS – 1.68%
Germany – 1.68%
Draegerwerk AG &
Co. KGaA, 0.66%	420	$33,882	1.68%
Total Preferred Stocks
(Cost $30,121)		33,882	1.68%

SHORT-TERM INVESTMENTS – 0.66%
Money Market Fund – 0.66%
Fidelity Institutional
Government Portfolio –
Class I, 1.82% (b)	13,368	13,368	0.66%
Total Short-Term Investments
(Cost $13,368)		13,368	0.66%
Total Investments
(Cost $2,011,122) – 100.03%		2,021,464	100.03%
Liabilities in Excess
of Other Assets – (0.03)%		(701)	(0.03)%
TOTAL NET ASSETS – 100.00%		$2,020,763	100.00%

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
August 31, 2018 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$130,369	6.45%
Consumer Staples	84,568	4.18%
Energy	149,676	7.41%
Financials	420,961	20.83%
Industrials	764,451	37.83%
Information Technology	89,354	4.42%
Materials	252,690	12.51%
Telecommunication Services	35,712	1.76%
Utilities	46,433	2.30%
Total Common Stocks	1,974,214	97.69%

PREFERRED STOCKS
Healthcare	33,882	1.68%
Total Preferred Stocks	33,882	1.68%
Short-Term Investments	13,368	0.66%
Total Investments	2,021,464	100.03%
Liabilities in Excess
of Other Assets	(701)	(0.03)%
Total Net Assets	$2,020,763	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
August 31, 2018 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $47,078,071, $207,857,289 and
$27,635,123, respectively)	$46,832,628	$205,911,943	$27,823,340
Foreign currency, at value (cost $0, $507,958 and $0, respectively)	—	506,472	—
Deposits for short sales	—	—	14,673,941
Receivables
Fund shares sold	747	528,304	499
Securities sold	—	404,019	—
Dividends and interest	87,002	366,477	59,576
Dividend tax reclaim	—	18,346	—
Due from advisor (Note 4)	—	—	—
Prepaid expenses	17,492	16,994	15,369
Total assets	46,937,869	207,752,555	42,572,725
LIABILITIES:
Short securities, at value (proceeds received $0, $0 and $14,223,197, respectively)	—	—	14,690,370
Payables
Margin	—	—	3,122,615
Securities purchased	234,297	1,080,247	—
Due to advisor (Note 4)	15,630	180,640	15,997
Administration and fund accounting fees	14,368	15,416	15,495
Audit fees	10,853	10,853	10,853
Transfer agent fees and expenses	5,654	6,770	5,705
12b-1 fees	3,892	4,409	986
Miscellaneous	3,650	449	4,347
Chief Compliance Officer fee	1,537	1,537	1,537
Legal fees	954	954	954
Custody fees	807	—	39,684
Shareholder servicing fees	794	816	135
Shareholder reporting	—	4,090	596
Fund shares redeemed	—	3,476	—
Currency	—	1,089	—
Dividends payable	—	—	10,736
Broker interest and fees payable	—	—	3,576
Trustee fees	—	—	—
Total liabilities	292,436	1,310,746	17,923,586
NET ASSETS	$46,645,433	$206,441,809	$24,649,139
NET ASSETS CONSIST OF:
Capital stock	$45,756,814	$207,213,252	$24,732,552
Accumulated net investment income	315,516	1,823,382	69,560
Accumulated net realized gain/(loss) from investments and foreign currency	818,546	(647,615)	125,983
Unrealized net appreciation/(depreciation) on:
Investments	(245,443)	(1,947,210)	188,217
Securities sold short	—	—	(467,173)
Total net assets	$46,645,433	$206,441,809	$24,649,139
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$9,355,540	$9,520,553	$1,333,056
Shares outstanding (unlimited number of shares, no par value)	716,455	911,183	127,054
Net asset value, offering and redemption price per share(1)	$13.06	$10.45	$10.49
Institutional Class:
Net assets	$37,289,893	$196,921,256	$23,316,083
Shares outstanding (unlimited number of shares, no par value)	2,847,255	18,805,470	2,193,889
Net asset value, offering and redemption price per share(1)	$13.10	$10.47	$10.63

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Value Fund and 60 days for the Emerging Markets Value Fund and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
August 31, 2018 (Unaudited)

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $20,807,412 and $2,011,122, respectively)	$22,411,262	$2,021,464
Foreign currency, at value (cost $0 and $0, respectively)	—	—
Deposits for short sales	—	—
Receivables
Fund shares sold	16,456	—
Securities sold	—	—
Dividends and interest	26,515	3,214
Dividend tax reclaim	—	507
Due from advisor (Note 4)	—	4,590
Prepaid expenses	21,464	30,888
Total assets	22,475,697	2,060,663
LIABILITIES:
Short securities, at value (proceeds received $0 and $0, respectively)	—	—
Payables
Margin	—	—
Securities purchased	19,260	—
Due to advisor (Note 4)	4,261	—
Administration and fund accounting fees	14,375	14,069
Audit fees	10,853	4,090
Transfer agent fees and expenses	6,474	5,575
12b-1 fees	2,797	413
Miscellaneous	4,326	3,432
Chief Compliance Officer fee	1,538	1,483
Legal fees	941	688
Custody fees	1,427	7,177
Shareholder servicing fees	555	85
Shareholder reporting	2,433	1,007
Fund shares redeemed	124	—
Currency	—	—
Dividends payable	—	—
Broker interest and fees payable	—	—
Trustee fees	—	1,881
Total liabilities	69,364	39,900
NET ASSETS	$22,406,333	$2,020,763
NET ASSETS CONSIST OF:
Capital stock	$20,297,853	$2,000,000
Accumulated net investment income	8,081	5,941
Accumulated net realized gain from investments and foreign currency	496,549	4,476
Unrealized net appreciation on:
Investments	1,603,850	10,346
Securities sold short	—	—
Total net assets	$22,406,333	$2,020,763
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$6,528,202	$1,010,091
Shares outstanding (unlimited number of shares, no par value)	528,175	100,000
Net asset value, offering and redemption price per share(1)	$12.36	$10.10
Institutional Class:
Net assets	$15,878,131	$1,010,672
Shares outstanding (unlimited number of shares, no par value)	1,274,239	100,000
Net asset value, offering and redemption price per share(1)	$12.46	$10.11

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Small Cap Value Fund and 60 days for the International Small Cap Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the period ended August 31, 2018 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld and issuance fees of $1,158,
$269,402, and $1,695, respectively)	$519,974	$2,554,364	$327,271
Interest income	12,673	83,033	80,925
Total investment income	532,647	2,637,397	408,196

EXPENSES:
Investment advisory fees (Note 4)	182,208	590,123	193,756
Administration and accounting fees (Note 4)	43,154	48,885	46,645
Federal and state registration fees	18,040	18,266	16,907
Transfer agent fees and expenses (Note 4)	17,962	19,621	17,325
Distribution fees – Investor Class (Note 5)	11,211	14,295	3,025
Audit fees	10,853	10,853	10,853
Trustee fees and expenses	6,136	6,026	5,834
Chief Compliance Officer fees and expenses (Note 4)	4,537	4,537	4,537
Shareholder servicing fees – Investor Class (Note 6)	4,105	5,432	723
Custody fees (Note 4)	3,090	27,921	51,472
Reports to shareholders	2,323	5,327	1,999
Legal fees	2,186	2,186	2,185
Insurance expense	525	1,077	526
Other expenses	3,434	6,021	4,181
Total expenses before dividend expense on securities sold short and interest expense	309,764	760,570	359,968
Dividend and interest expense on securities sold short	—	—	114,764
Total expenses before reimbursement from advisor	309,764	760,570	474,732
Expense reimbursement from advisor (Note 4)	(89,464)	(3,189)	(130,173)
Net expenses	220,300	757,381	344,559
NET INVESTMENT INCOME	312,347	1,880,016	63,637

REALIZED AND UNREALIZED GAINS/(LOSSES):
Net realized gain/(loss) on:
Investments	483,036	30,486	715,080
Securities sold short	—	—	(712,884)
Net change in unrealized appreciation/(depreciation) on:
Investments	(323,544)	(9,293,903)	(470,926)
Securities sold short	—	—	(419,789)
Net gain/(loss) on investments	159,492	(9,263,417)	(888,519)
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$471,839	$(7,383,401)	$(824,882)

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the period ended August 31, 2018 (Unaudited)

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld and issuance fees of $70 and $1,105, respectively)	$128,895	$10,190
Interest income	7,491	193
Total investment income	136,386	10,383

EXPENSES:
Investment advisory fees (Note 4)	93,347	3,306
Administration and accounting fees (Note 4)	43,061	14,069
Federal and state registration fees	15,261	6,072
Transfer agent fees and expenses (Note 4)	19,152	5,576
Distribution fees – Investor Class (Note 5)	7,830	413
Audit fees	10,853	4,090
Trustee fees and expenses	5,961	1,881
Chief Compliance Officer fees and expenses (Note 4)	4,537	1,483
Shareholder servicing fees – Investor Class (Note 6)	2,563	165
Custody fees (Note 4)	2,872	7,177
Reports to shareholders	3,384	1,007
Legal fees	2,189	688
Insurance expense	524	—
Other expenses	3,476	3,432
Total expenses before dividend expense on securities sold short and interest expense	215,010	49,359
Dividend and interest expense on securities sold short	—	—
Total expenses before reimbursement from advisor	215,010	49,359
Expense reimbursement from advisor (Note 4)	(86,705)	(44,917)
Net expenses	128,305	4,442
NET INVESTMENT INCOME	8,081	5,941

REALIZED AND UNREALIZED GAINS:
Net realized gain on:
Investments	207,498	4,476
Securities sold short	—	—
Net change in unrealized appreciation/(depreciation) on:
Investments	1,628,507	10,346
Securities sold short	—	—
Net gain on investments	1,836,005	14,822
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,844,086	$20,763

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended		Year Ended
	August 31, 2018		February 28,
	(Unaudited)		2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$312,347		$48,926
Net realized gain on investments	483,036		481,078
Change in unrealized appreciation on investments	(323,544)		(651,787)
Net increase/(decrease) in net assets resulting from operations	471,839		(121,783)

DISTRIBUTIONS:
Net investment income – Investor Class	—		(12,019)
Net investment income – Institutional Class	—		(33,531)
Net realized gain on investments – Investor Class	—		(66,822)
Net realized gain on investments – Institutional Class	—		(111,230)
Net decrease in net assets resulting from distributions paid	—		(223,602)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,057,533		6,347,056
Proceeds from shares subscribed – Institutional Class	4,764,033		30,542,966
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—		78,686
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—		144,761
Payments for shares redeemed – Investor Class	(390,551)		(500,431	)(2)
Payments for shares redeemed – Institutional Class	(987,658	)(1)	(35,143)
Net increase in net assets derived from capital share transactions	4,443,357		36,577,895

TOTAL INCREASE IN NET ASSETS	4,915,196		36,232,510

NET ASSETS:
Beginning of period	41,730,237		5,497,727
End of period	$46,645,433		$41,730,237

Accumulated net investment income, end of period	$315,516		$3,169

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	81,520		475,427
Shares sold – Institutional Class	361,933		2,328,994
Shares issued in reinvestments of dividends and distributions – Investor Class	—		6,058
Shares issued in reinvestments of dividends and distributions – Institutional Class	—		11,144
Shares redeemed – Investor Class	(30,147)		(40,003)
Shares redeemed – Institutional Class	(76,579)		(2,889)
Net increase in shares outstanding	336,727		2,778,731

(1)	Net of redemption fees of $5,412.
(2)	Net of redemption fees of $64.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Six Months Ended		Year Ended
	August 31, 2018		February 28,
	(Unaudited)		2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,880,016		$573,333
Net realized gain on investments	30,486		690,670
Change in unrealized appreciation on investments	(9,293,903)		6,217,631
Net increase/(decrease) in net assets resulting from operations	(7,383,401)		7,481,634

DISTRIBUTIONS:
Net investment income – Investor Class	—		(109,674)
Net investment income – Institutional Class	—		(485,782)
Net decrease in net assets resulting from distributions paid	—		(595,456)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,084,721		8,491,754
Proceeds from shares subscribed – Institutional Class	163,877,147		13,603,544
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—		109,644
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—		427,668
Payments for shares redeemed – Investor Class	(4,492,040	)(1)	(1,242,060	)(3)
Payments for shares redeemed – Institutional Class	(1,890,391	)(2)	(565,096)
Net increase in net assets derived from capital share transactions	161,579,437		20,825,454

TOTAL INCREASE IN NET ASSETS	154,196,036		27,711,632

NET ASSETS:
Beginning of period	52,245,773		24,534,141
End of period	$206,441,809		$52,245,773

Accumulated net investment income/(loss), end of period	$1,823,382		$(56,634)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	374,432		788,690
Shares sold – Institutional Class	15,393,429		1,303,876
Shares issued in reinvestments of dividends and distributions – Investor Class	—		10,180
Shares issued in reinvestments of dividends and distributions – Institutional Class	—		39,746
Shares redeemed – Investor Class	(424,988)		(123,586)
Shares redeemed – Institutional Class	(183,586)		(50,685)
Net increase in shares outstanding	15,159,287		1,968,221

(1)	Net of redemption fees of $1,195.
(2)	Net of redemption fees of $10.
(3)	Net of redemption fees of $2,944.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2018	February 28,
	(Unaudited)	2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$63,637	$7,029
Net realized gain on investments	2,196	269,707
Net change in unrealized appreciation/(depreciation) on investments	(890,715)	37,994
Net increase/(decrease) in net assets resulting from operations	(824,882)	314,730

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	11,923	1,228,965
Proceeds from shares subscribed – Institutional Class	5,590,314	14,333,569
Payments for shares redeemed – Investor Class	(1,111,540)	(51,399)
Payments for shares redeemed – Institutional Class	(78,791)	(7,887)
Net increase in net assets derived from capital share transactions	4,411,906	15,503,248

TOTAL INCREASE IN NET ASSETS	3,587,024	15,817,978

NET ASSETS:
Beginning of period	21,062,115	5,244,137
End of period	$24,649,139	$21,062,115

Accumulated net investment income, end of period	$69,560	$5,923

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,115	118,938
Shares sold – Institutional Class	509,961	1,314,725
Shares redeemed – Investor Class	(105,428)	(4,893)
Shares redeemed – Institutional Class	(7,303)	(716)
Net increase in shares outstanding	398,345	1,428,054

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2018	February 28,
	(Unaudited)	2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income/(loss)	$8,081	$(6,882)
Net realized gain on investments	207,498	1,299,334
Net change in unrealized appreciation/(depreciation) on investments	1,628,507	(1,407,655)
Net increase/(decrease) in net assets resulting from operations	1,844,086	(115,203)

DISTRIBUTIONS:
Net realized gain on investments – Investor Class	—	(387,060)
Net realized gain on investments – Institutional Class	—	(665,676)
Net decrease in net assets resulting from distributions paid	—	(1,052,736)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	585,834	1,704,252
Proceeds from shares subscribed – Institutional Class	5,229,326	6,377,437
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	387,060
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	506,119
Payments for shares redeemed – Investor Class	(271,145)	(1,804,598)
Payments for shares redeemed – Institutional Class	(919,852)	(4,888,473	)(1)
Net increase in net assets derived from capital share transactions	4,624,163	2,281,797

TOTAL INCREASE IN NET ASSETS	6,468,249	1,113,858

NET ASSETS:
Beginning of period	15,938,084	14,824,226
End of period	$22,406,333	$15,938,084

Accumulated net investment income, end of period	$8,081	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	47,765	147,004
Shares sold – Institutional Class	421,347	548,715
Shares issued in reinvestments of dividends and distributions – Investor Class	—	34,223
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	44,474
Shares redeemed – Investor Class	(22,459)	(155,781)
Shares redeemed – Institutional Class	(73,852)	(426,250)
Net increase in shares outstanding	372,801	192,385

(1)	Net of redemption fees of $11.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statement of Changes in Net Assets

For the Period
July 2, 2018(1)
through
August 31, 2018
(Unaudited)
INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$5,941
Net realized gain on investments	4,476
Change in unrealized appreciation on investments	10,346
Net increase in net assets resulting from operations	20,763

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,000,000
Proceeds from shares subscribed – Institutional Class	1,000,000
Net increase in net assets derived from capital share transactions	2,000,000

TOTAL INCREASE IN NET ASSETS	2,020,763

NET ASSETS:
Beginning of period	—
End of period	$2,020,763

Accumulated net investment income, end of period	$5,941

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	100,000
Shares sold – Institutional Class	100,000
Net increase in shares outstanding	200,000

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statement of Cash Flows

For the Six
Months Ended
August 31, 2018
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(824,882)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(13,019,415)
Purchases to cover securities sold short	17,749,542
Proceeds from sales of long-term investments	7,352,856
Proceeds from securities sold short	(14,699,600)
Purchases of short-term investments, net	182,150
Net realized gain on investments	(715,080)
Net realized loss on short transactions	712,884
Change in unrealized appreciation on investments	470,926
Change in unrealized appreciation on short transactions	419,789
(Increases)/Decreases in operating assets:
Increase in dividends and interest receivable	(29,032)
Increase in deposits at broker for short sales	(3,977,661)
Decrease in receivable from Advisor	5,704
Decrease in prepaid expenses and other assets	3,034
Increases/(Decreases) in operating liabilities:
Increase in dividends payable on short positions	3,833
Increase in payable to broker	1,915,768
Increase in other accrued expenses	35,746
Net cash used in operating activities	(4,413,438)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	5,603,769
Payment on shares redeemed	(1,190,331)
Net cash provided by financing activities	4,413,438

Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Non-cash financing activities – decrease in receivable for Fund shares sold	$(1,532)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
							For the Period
	Six Months Ended		Year Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2018		February 28,		February 28,	February 29,	through
	(Unaudited)		2018		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$12.92		$12.26		$8.70	$10.51	$10.00

Income from investment operations:
Net investment income	0.07		0.05		0.05	0.07	—
Net realized and unrealized gain/(loss)
on investments	0.07		0.94		3.58	(1.55)	0.81
Total from investment operations	0.14		0.99		3.63	(1.48)	0.81

Less distributions:
Dividends from net investment income	—		(0.05)		(0.07)	(0.05)	(0.01)
Dividends from net realized gain on investments	—		(0.28)		—	(0.28)	(0.29)
Total distributions	—		(0.33)		(0.07)	(0.33)	(0.30)

Redemption fees retained	—		0.00	(2)	—	—	—

Net asset value, end of period	$13.06		$12.92		$12.26	$8.70	$10.51

TOTAL RETURN	1.08	%(3)	8.09%		41.73%	-14.44%	8.36	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$9,356		$8,593		$2,741	$1,053	$1,148
Ratio of expenses to average net assets:
Before expense reimbursement	1.63	%(4)	3.63%		6.90%	8.51%	11.32	%(4)
After expense reimbursement	1.24	%(4)	1.22	%(5)	1.35%	1.17%	1.35	%(4)
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	0.71	%(4)	(2.09)%		(5.04)%	(6.64)%	(9.94	)%(4)
After expense reimbursement	1.10	%(4)	0.32%		0.51%	0.70%	0.03	%(4)
Portfolio turnover rate(6)	17	%(3)	16%		26%	43%	22	%(3)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective October 12, 2017, the advisor contractually agreed to lower the net annual operating expense limit to 1.25%.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
							For the Period
	Six Months Ended		Year Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2018		February 28,		February 28,	February 29,	through
	(Unaudited)		2018		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$12.93		$12.27		$8.70	$10.52	$10.00

Income from investment operations:
Net investment income	0.09		0.09		0.09	0.08	0.03
Net realized and unrealized gain/(loss)
on investments	0.08		0.94		3.58	(1.55)	0.81
Total from investment operations	0.17		1.03		3.67	(1.47)	0.84

Less distributions:
Dividends from net investment income	—		(0.09)		(0.10)	(0.07)	(0.03)
Dividends from net realized gain on investments	—		(0.28)		—	(0.28)	(0.29)
Total distributions	—		(0.37)		(0.10)	(0.35)	(0.32)

Redemption fees retained	0.00	(2)	—		—	—	—

Net asset value, end of period	$13.10		$12.93		$12.27	$8.70	$10.52

TOTAL RETURN	1.31	%(3)	8.36%		42.21%	-14.31%	8.73	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$37,290		$33,137		$2,757	$1,528	$1,407
Ratio of expenses to average net assets:
Before expense reimbursement	1.29	%(4)	2.83%		6.64%	8.25%	10.94	%(4)
After expense reimbursement	0.90	%(4)	0.93	%(5)	1.00%	1.00%	1.00	%(4)
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	1.05	%(4)	(1.27)%		(4.77)%	(6.39)%	(9.56	)%(4)
After expense reimbursement	1.44	%(4)	0.63%		0.87%	0.86%	0.38	%(4)
Portfolio turnover rate(6)	17	%(3)	16%		26%	43%	22	%(3)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective October 12, 2017, the advisor contractually agreed to lower the net annual operating expense limit to 0.90%.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
						For the Period
	Six Months Ended		Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2018		February 28,	February 28,	February 29,	through
	(Unaudited)		2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$11.46		$9.47	$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.16		0.07	0.03	0.13	0.06
Net realized and unrealized gain/(loss)
on investments	(1.17)		2.06	2.76	(2.29)	(0.99)
Total from investment operations	(1.01)		2.13	2.79	(2.16)	(0.93)

Less distributions:
Dividends from net investment income	—		(0.14)	(0.06)	(0.14)	(0.01)
Dividends from net realized gain on investments	—		—	—	—	(0.02)
Total distributions	—		(0.14)	(0.06)	(0.14)	(0.03)

Redemption fees retained	0.00	(2)	0.00 (2)	0.00 (2)	—	—

Net asset value, end of period	$10.45		$11.46	$9.47	$6.74	$9.04

TOTAL RETURN	-8.81	%(3)	22.56%	41.63%	-24.02%	-9.28	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$9,521		$11,023	$2,713	$811	$1,186
Ratio of expenses to average net assets:
Before expense reimbursement	1.63	%(4)	2.03%	3.19%	3.26%	7.95	%(4)
After expense reimbursement	1.59	%(4)	1.57%	1.60%	1.55%	1.75	%(4)
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	2.55	%(4)	0.42%	(0.91)%	(0.36)%	(5.50	)%(4)
After expense reimbursement	2.59	%(4)	0.88%	0.68%	1.35%	0.70	%(4)
Portfolio turnover rate(5)	25	%(3)	7%	29%	22%	13	%(3)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
						For the Period
	Six Months Ended		Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2018		February 28,	February 28,	February 29,	through
	(Unaudited)		2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$11.46		$9.48	$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.09		0.17	0.10	0.13	0.03
Net realized and unrealized gain/(loss)
on investments	(1.08)		1.97	2.72	(2.27)	(0.93)
Total from investment operations	(0.99)		2.14	2.82	(2.14)	(0.90)

Less distributions:
Dividends from net investment income	—		(0.16)	(0.08)	(0.16)	(0.04)
Dividends from net realized gain on investments	—		—	—	—	(0.02)
Total distributions	—		(0.16)	(0.08)	(0.16)	(0.06)

Redemption fees retained	0.00	(2)	—	—	—	—

Net asset value, end of period	$10.47		$11.46	$9.48	$6.74	$9.04

TOTAL RETURN	-8.64	%(3)	22.63%	42.01%	-23.78%	-9.06	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$196,921		$41,223	$21,821	$10,302	$15,092
Ratio of expenses to average net assets:
Before expense reimbursement	1.25	%(4)	1.75%	2.88%	3.02%	4.48	%(4)
After expense reimbursement	1.25	%(4)	1.25%	1.25%	1.40%	1.40	%(4)
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	3.25	%(4)	1.10%	(0.45)%	(0.15)%	(2.79	)%(4)
After expense reimbursement	3.25	%(4)	1.60%	1.18%	1.47%	0.29	%(4)
Portfolio turnover rate(5)	25	%(3)	7%	29%	22%	13	%(3)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
						For the Period
	Six Months Ended		Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2018		February 28,	February 28,	February 29,	through
	(Unaudited)		2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.85		$10.54	$9.01	$9.32	$10.00

Income from investment operations:
Net investment income/(loss)	(0.02)		0.04	(0.04)	(0.05)	(0.10)
Net realized and unrealized gain/(loss)
on investments	(0.34)		0.27	1.66	(0.26)	(0.07)
Total from investment operations	(0.36)		0.31	1.62	(0.31)	(0.17)

Less distributions:
Dividends from net realized gain on investments	—		—	(0.09)	—	(0.51)
Total distributions	—		—	(0.09)	—	(0.51)

Net asset value, end of period	$10.49		$10.85	$10.54	$9.01	$9.32

TOTAL RETURN	-3.32	%(2)	2.94%	18.00%	-3.33%	-1.70	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,333		$2,510	$1,236	$967	$995
Ratio of expenses to average net assets:
Before expense reimbursement	3.93	%(3)	7.38%	9.63%	10.64%	14.15	%(3)
After expense reimbursement	2.93	%(3)	2.74%	2.88%	2.97%	3.12	%(3)
Ratio of expenses excluding dividend and interest
expense on short positions to average net assets:
Before expense reimbursement and/or waivers	3.06	%(3)	6.64%	8.85%	9.58%	13.13	%(3)
After expense reimbursements and/or waivers	2.06	%(3)	2.00%	2.10%	1.91%	2.10	%(3)
Ratio of net investment income/(loss)
to average net assets(4):
Before expense reimbursement	(0.77	)%(3)	(4.72)%	(7.19)%	(8.27)%	(12.20	)%(3)
After expense reimbursement	0.23	%(3)	(0.08)%	(0.44)%	(0.60)%	(1.17	)%(3)
Portfolio turnover rate(5)	28	%(2)	36%	59%	51%	148	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	The net investment loss ratios include dividend and interest expense on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
						For the Period
	Six Months Ended		Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2018		February 28,	February 28,	February 29,	through
	(Unaudited)		2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.97		$10.63	$9.05	$9.35	$10.00

Income from investment operations:
Net investment income/(loss)	0.03		(0.01)	(0.01)	(0.04)	(0.04)
Net realized and unrealized gain/(loss)
on investments	(0.37)		0.35	1.68	(0.26)	(0.10)
Total from investment operations	(0.34)		0.34	1.67	(0.30)	(0.14)

Less distributions:
Dividends from net realized gain on investments	—		—	(0.09)	—	(0.51)
Total distributions	—		—	(0.09)	—	(0.51)

Net asset value, end of period	$10.63		$10.97	$10.63	$9.05	$9.35

TOTAL RETURN	-3.10	%(2)	3.20%	18.48%	-3.21%	-1.39	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$23,316		$18,552	$4,088	$3,230	$3,077
Ratio of expenses to average net assets:
Before expense reimbursement	3.65	%(3)	6.72%	9.28%	10.39%	13.32	%(3)
After expense reimbursement	2.64	%(3)	2.49%	2.53%	2.81%	2.79	%(3)
Ratio of expenses excluding dividend and interest
expense on short positions to average net assets:
Before expense reimbursement and/or waivers	2.76	%(3)	5.98%	8.50%	9.33%	12.28	%(3)
After expense reimbursements and/or waivers	1.75	%(3)	1.75%	1.75%	1.75%	1.75	%(3)
Ratio of net investment income/(loss)
to average net assets(4):
Before expense reimbursement	(0.49	)%(3)	(4.07)%	(6.84)%	(8.02)%	(11.27	)%(3)
After expense reimbursement	0.52	%(3)	0.16%	(0.09)%	(0.44)%	(0.74	)%(3)
Portfolio turnover rate(5)	28	%(2)	36%	59%	51%	148	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	The net investment loss ratios include dividend and interest expense on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
				For the Period
	Six Months Ended		Year Ended	April 27, 2016(1)
	August 31, 2018		February 28,	through
	(Unaudited)		2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$11.10		$11.96	$10.00

Income from investment operations:
Net investment loss	(0.01)		(0.03)	(0.03)
Net realized and unrealized gain on investments	1.27		0.03	2.00
Total from investment operations	1.26		—	1.97

Less distributions:
Dividends from net realized gain on investments	—		(0.86)	(0.01)
Total distributions	—		(0.86)	(0.01)

Redemption fees retained	—		0.00 (2)	0.00	(2)

Net asset value, end of period	$12.36		$11.10	$11.96

TOTAL RETURN	11.35	%(3)	-0.11%	19.72	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$6,528		$5,583	$5,711
Ratio of expenses to average net assets:
Before expense reimbursement	2.42	%(4)	2.91%	4.96	%(4)
After expense reimbursement	1.53	%(4)	1.51%	1.55	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(1.03	)%(4)	(1.65)%	(3.79	)%(4)
After expense reimbursement	(0.14	)%(4)	(0.25)%	(0.38	)%(4)
Portfolio turnover rate(5)	22	%(3)	56%	13	%(3)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
				For the Period
	Six Months Ended		Year Ended	April 27, 2016(1)
	August 31, 2018		February 28,	through
	(Unaudited)		2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$11.17		$11.99	$10.00

Income from investment operations:
Net investment income/(loss)	0.01		0.01	(0.00	)(2)
Net realized and unrealized gain on investments	1.28		0.03	2.00
Total from investment operations	1.29		0.04	2.00

Less distributions:
Dividends from net investment income	—		—	(0.01)
Dividends from net realized gain on investments	—		(0.86)	—
Total distributions	—		(0.86)	(0.01)

Redemption fees retained	—		0.00 (2)	0.00	(2)

Net asset value, end of period	$12.46		$11.17	$11.99

TOTAL RETURN	11.55	%(3)	0.22%	20.02	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$15,878		$10,355	$9,114
Ratio of expenses to average net assets:
Before expense reimbursement	2.08	%(4)	2.56%	4.31	%(4)
After expense reimbursement	1.20	%(4)	1.20%	1.20	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.69	)%(4)	(1.27)%	(3.20	)%(4)
After expense reimbursement	0.19	%(4)	0.09%	(0.09	)%(4)
Portfolio turnover rate(5)	22	%(3)	56%	13	%(3)

(1)	Commencement of operations
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
	For the Period
	July 2, 2018(1)
	through
	August 31, 2018
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.07
Total from investment operations	0.10

Net asset value, end of period	$10.10

TOTAL RETURN	1.00	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,010
Ratio of expenses to average net assets:
Before expense reimbursement	15.11	%(3)
After expense reimbursement	1.52	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(11.97	)%(3)
After expense reimbursement	1.62	%(3)
Portfolio turnover rate(4)	19	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
	For the Period
	July 2, 2018(1)
	through
	August 31, 2018
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.08
Total from investment operations	0.11

Net asset value, end of period	$10.11

TOTAL RETURN	1.10	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,011
Ratio of expenses to average net assets:
Before expense reimbursement	14.76	%(3)
After expense reimbursement	1.17	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(11.62	)%(3)
After expense reimbursement	1.97	%(3)
Portfolio turnover rate(4)	19	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
August 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Long/Short Value Fund (the “Long/Short Value Fund”), the Pzena Small Cap Value Fund (the “Small Cap Value Fund”), and the Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund, Emerging Markets Value Fund, and the Long/Short Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, and the International Small Cap Value Fund commenced operations on July 2, 2018.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Funds are charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and the Small Cap Value Fund and 60 days for the Emerging Markets Value Fund, Long/Short Value Fund, and the International Small Cap Value Fund.  Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.  During the six-month period ended August 31, 2018, the Mid Cap Value Fund and Emerging Markets Value Fund retained $5,412 and $1,205, respectively, in redemption fees.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Derivatives – The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the six-month period ended August 31, 2018, the Funds did not hold any derivative instruments.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of August 31, 2018, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Funds’ Board of Trustees.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust that comprises representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of August 31, 2018:

Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$5,326,103	$—	$—	$5,326,103
Energy	3,728,039	—	—	3,728,039
Financial Services	15,318,366	—	—	15,318,366
Health Care	4,562,087	—	—	4,562,087
Materials & Processing	1,375,296	—	—	1,375,296
Producer Durables	8,638,463	—	—	8,638,463
Technology	5,107,077	—	—	5,107,077
Utilities	1,434,689	—	—	1,434,689
Total Common Stocks	45,490,120	—	—	45,490,120
Short-Term Investments	1,342,508	—	—	1,342,508
Total Investments in Securities	$46,832,628	$—	$—	$46,832,628

Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$3,999,055	$—	$—	$3,999,055
China	45,420,272	—	—	45,420,272
Czech Republic	4,161,805	—	—	4,161,805
Greece	152,410	150,688	—	303,098
Hong Kong	5,443,867	—	—	5,443,867
Hungary	2,264,471	—	—	2,264,471
India	9,273,731	—	—	9,273,731
Indonesia	1,365,124	—	—	1,365,124
Malaysia	4,087,338	—	—	4,087,338
Poland	2,552,138	—	—	2,552,138
Republic of Korea	36,211,173	—	—	36,211,173
Romania	1,324,147	—	—	1,324,147
Russian Federation	15,668,810	—	—	15,668,810
Singapore	4,936,330	—	—	4,936,330
South Africa	7,256,953	—	—	7,256,953
Taiwan	17,675,797	—	—	17,675,797
Thailand	4,966,685	—	—	4,966,685
Turkey	2,007,491	—	—	2,007,491
United Arab Emirates	893,317	—	—	893,317
United Kingdom	5,691,025	—	—	5,691,025
United States	9,286,093	—	—	9,286,093
Total Common Stocks	184,638,032	150,688	—	184,788,720
Preferred Stocks
Brazil	4,666,990	—	—	4,666,990
Republic of Korea	5,008,837	—	—	5,008,837
Total Preferred Stocks	9,675,827	—	—	9,675,827
Short-Term Investments	11,447,396	—	—	11,447,396
Total Investments in Securities	$205,761,255	$150,688	$—	$205,911,943

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

Long/Short Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,190,053	$—	$—	$3,190,053
Consumer Staples	509,566	—	—	509,566
Energy	3,023,650	—	—	3,023,650
Financial Services	7,559,921	—	—	7,559,921
Health Care	3,741,990	—	—	3,741,990
Materials & Processing	673,482	—	—	673,482
Producer Durables	2,148,814	—	—	2,148,814
Technology	3,760,873	—	—	3,760,873
Utilities	1,472,666	—	—	1,472,666
Total Common Stocks	26,081,015	—	—	26,081,015
REITs	1,602,736	—	—	1,602,736
Short-Term Investments	139,589	—	—	139,589
Total Investments in Securities	$27,823,340	$—	$—	$27,823,340

Long/Short Value Fund (Continued)	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock
Consumer Discretionary	$1,682,513	$—	$—	$1,682,513
Consumer Staples	1,373,682	—	—	1,373,682
Energy	959,803	—	—	959,803
Financial Services	1,347,641	—	—	1,347,641
Health Care	807,830	—	—	807,830
Materials & Processing	1,646,606	—	—	1,646,606
Producer Durables	2,351,454	—	—	2,351,454
Technology	1,979,650	—	—	1,979,650
Utilities	381,950	—	—	381,950
Total Common Stocks	12,531,129	—	—	12,531,129
REITs	2,159,241	—	—	2,159,241
Total Securities Sold Short	$14,690,370	$—	$—	$14,690,370

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$514,435	$—	$—	$514,435
Consumer Staples	843,778	—	—	843,778
Energy	1,053,146	—	—	1,053,146
Financial Services	7,316,565	—	—	7,316,565
Health Care	883,423	—	—	883,423
Materials & Processing	2,325,294	—	—	2,325,294
Producer Durables	5,826,169	—	—	5,826,169
Technology	2,980,393	—	—	2,980,393
Total Common Stocks	21,743,203	—	—	21,743,203
REITs	230,110	—	—	230,110
Short-Term Investments	437,949	—	—	437,949
Total Investments in Securities	$22,411,262	$—	$—	$22,411,262

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

International Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$33,120	$—	$—	$33,120
Austria	40,528	—	—	40,528
Belgium	35,712	—	—	35,712
Bermuda	53,175	—	—	53,175
Canada	175,273	—	—	175,273
Cayman Islands	48,273	—	—	48,273
France	225,541	—	—	225,541
Germany	147,472	—	—	147,472
Ireland	75,328	—	—	75,328
Italy	137,857	—	—	137,857
Japan	359,062	—	—	359,062
Netherlands	139,753	—	—	139,753
Spain	79,587	—	—	79,587
Switzerland	28,417	—	—	28,417
United Kingdom	395,116	—	—	395,116
Total Common Stocks	1,974,214	—	—	1,974,214
Preferred Stocks
Germany	33,882	—	—	33,882
Total Preferred Stocks	33,882	—	—	33,882
Short-Term Investments	13,368	—	—	13,368
Total Investments in Securities	$2,021,464	$—	$—	$2,021,464

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at August 31, 2018, the end of the reporting period.  During the six-month period ended August 31, 2018, the Emerging Markets Fund recognized transfers between Levels 1 and 2. Below is a reconciliation that details the transfers of securities between Level 1 and Level 2 during the reporting period:

Common Stock
Transfers into Level 1	$—
Transfers out of Level 1	(150,688)
Net Transfers into/(out of) Level 1	$(150,688)

Transfers into Level 2	$150,688
Transfers out of Level 2	—
Net transfers into/(out of) Level 2	$150,688

The Emerging Markets Value Fund transferred $150,688 from Level 1 to Level 2 at August 31, 2018. The security was transferred due to lack of an active market on August 31, 2018, but was actively traded on February 28, 2018.

The Mid Cap Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund recognized no transfers between levels during the six-month period ended August 31, 2018.  The Emerging Markets Value Fund did not recognize any other transfers between levels during the six-month period ended August 31, 2018.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

The following is a reconciliation of the Emerging Markets Value Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value:

Pzena Emerging Markets Value Fund

Level 3 Reconciliation Disclosure
	Rights	Total
Balance as of February 28, 2018	$35,337	$35,337
Exercised	(46,441)	(46,441)
Change in unrealized depreciation	11,104	11,104
Balance as of August 31, 2018	$—	$—
Change in unrealized depreciation during the period for
Level 3 investments held at August 31, 2018	$11,104

The Level 3 investments as of August 31, 2018 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Long/Short Value Fund	1.50%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%

For the six-month period ended August 31, 2018, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$182,208
Emerging Markets Value Fund	590,123
Long/Short Value Fund	193,756
Small Cap Value Fund	93,347
International Small Cap Value Fund	3,306

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

	Investor Class	Institutional Class
Mid Cap Value Fund	1.25%	0.90%
Emerging Markets Value Fund	1.60%	1.25%
Long/Short Value Fund	2.10%	1.75%
Small Cap Value Fund	1.55%	1.20%
International Small Cap Value Fund	1.52%	1.17%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

the six-month period ended August 31, 2018, the Advisor reduced its fees and reduced other operating expenses in the amount of $89,464 for the Mid Cap Value Fund, $3,189 for the Emerging Markets Value Fund, $130,173 for the Long/Short Value Fund, $86,705 for the Small Cap Value Fund, and $44,917 for the International Small Cap Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the period of expiration are as follows:

	8/31/19	8/31/20	8/31/21	Total
Mid Cap Value Fund	$187,531	$195,323	$188,601	$571,455
Emerging Markets Value Fund	230,807	207,762	120,352	558,921
Long/Short Value Fund	300,981	328,247	285,197	914,425
Small Cap Value Fund	84,776	188,659	174,708	448,143
International Small Cap Value Fund	—	—	44,917	44,917

U.S. Bancorp Fund Services, LLC ("Fund Services" or the "Administrator"), doing business as U.S. Bank Global Fund Services, serves as the Funds' administrator, fund accountant and transfer agent.  In those capacities, Fund Services maintains the Fund's books and records, calculates the Fund's NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied of the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares.  U.S. Bank N.A. serves as custodian (the "Custodian") to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

For the six-month period ended August 31, 2018, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

		Emerging			International
	Mid Cap	Markets	Long/Short	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Administration and accounting	$43,154	$48,885	$46,645	$43,061	$14,069
Custody	3,090	27,921	51,472	2,872	7,177
Transfer Agency(a)	16,605	16,657	16,569	18,072	5,400
Chief Compliance Officer	4,537	4,537	4,537	4,537	1,483

(a)	Does not include out-of-pocket expenses

At August 31, 2018, the Funds had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

		Emerging			International
	Mid Cap	Markets	Long/Short	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Administration and accounting	$14,368	$15,416	$15,495	$14,375	$14,069
Custody	807	—	39,684	1,427	7,177
Transfer Agency(a)	5,526	5,551	5,518	5,908	5,399
Chief Compliance Officer	1,537	1,537	1,537	1,538	1,483

(a)	Does not include out-of-pocket expenses

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

for specific expenses incurred.  For the six-month period ended August 31, 2018, the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund incurred distribution expenses on their Investor Class shares of $11,211, $14,295, $3,025, $7,830, and $413, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six-month period ended August 31, 2018, the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund incurred shareholder servicing expenses on their Investor Class shares of $4,105, $5,432, $723, $2,563, and $165, respectively.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the six-month period ended August 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$19,915,623	$7,347,499
Emerging Markets Value Fund	182,744,759	26,995,143
Long/Short Value Fund	13,019,415	7,346,839
Small Cap Value Fund	8,937,512	4,017,847
International Small Cap Value Fund	2,307,760	313,355

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of August 31, 2018:

	Mid Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	73%	30%
National Financial Services, LLC	—	37%

	Emerging Markets Value Fund
	Investor Class	Institutional Class
LPL Financial	59%	—

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	84%	—
ValueQuest Partners, LLC	—	81%

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

	Small Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	77%	—
National Financial Services, LLC	—	33%
Pershing, LLC	—	54%

	International Small Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	100%	100%

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2018, the Funds’ most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging			International
	Mid Cap	Markets	Long/Short	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$33,618,849	$43,114,251	$11,048,878	$16,156,155	N/A
Gross unrealized appreciation	1,510,164	8,572,801	1,460,987	1,527,517	N/A
Gross unrealized depreciation	(1,436,495)	(1,313,814)	(922,843)	(1,636,868)	N/A
Net unrealized appreciation/(depreciation)	73,669	7,258,987	538,144	(109,351)	N/A
Undistributed ordinary income	16,061	—	5,923	73,960	N/A
Undistributed long-term capital gain	327,050	—	197,402	299,785	N/A
Total distributable earnings	343,111	—	203,325	373,745	N/A
Other accumulated gains/(losses)	—	(647,029)	—	—	N/A
Total accumulated earnings/(losses)	$416,780	$6,611,958	$741,469	$264,394	N/A

(a)	The difference between the book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At February 28, 2018, the following Fund had tax basis capital losses to offset future capital gains:

	Capital Loss Carryover	Expires
Emerging Markets Value Fund
Long-Term	$613,079	Indefinite

The tax character of distributions paid during the six-month period ended August 31, 2018 and for the year ended February 28, 2018 were as follows:

	Six Month Ended	Year Ended
	August 31, 2018	February 28, 2018
Mid Cap Value Fund
Ordinary income	$—	$95,287
Long-Term Capital Gain	—	128,315

Emerging Markets Value Fund
Ordinary income	$—	$595,456

Small Cap Value Fund
Ordinary income	$—	$695,179
Long-Term Capital Gain	—	357,557

Ordinary income distributions may include dividends paid from short-term capital gains.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

At February 28, 2018, the following Fund deferred, on a tax basis, post-October losses:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
Emerging Markets Value Fund	$—	$33,950

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Market Risk. The value of each Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Funds, and you could lose money.

• Equity Risk. The risks that could affect the value of the Funds’ shares and the total return on your investment include the possibility that the equity securities held by the Funds will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Emerging Markets Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Changes in foreign currency exchange rates will affect the value of what each Fund owns and each Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

• P-Note Risk (Emerging Markets Value Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Short Sales Risk (Long/Short Value Fund). A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Long/Short Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

• Portfolio Turnover Risk (Long/Short Value Fund). A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Investing in securities of small cap companies may involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes. Smaller companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. These stocks present greater risks than securities of larger, more diversified companies.

Pzena Funds
Expense Example
August 31, 2018 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2018 to August 31, 2018.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
August 31, 2018 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	3/1/18	8/31/18	3/1/18 – 8/31/18
Actual
Mid Cap Value Fund	$1,000.00	$1,010.80	$6.28
Emerging Markets Value Fund	1,000.00	911.90	7.66
Long/Short Value Fund	1,000.00	966.80	14.48
Small Cap Value Fund	1,000.00	1,113.50	8.15
International Small Cap Value Fund	1,000.00	1,010.00	2.51

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.95	$6.31
Emerging Markets Value Fund	1,000.00	1,017.19	8.08
Long/Short Value Fund	1,000.00	1,010.49	14.80
Small Cap Value Fund	1,000.00	1,017.49	7.78
International Small Cap Value Fund	1,000.00	1,005.72	2.51

(1)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, the Small Cap Value Fund, and the International Small Cap Value Fund expenses are equal to the expense ratio of 1.24%, 1.59%, 2.92%, 1.53%, and 1.52%, respectively, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six month period of operation of the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Fund, and the Small Cap Value Fund), and 60/365 days (to reflect the shortened period of operation of the International Small Cap Value Fund). The ending account values in the table are based on its actual total returns of the Investor Class shares of the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund. Each of the Fund’s Investor Class shares returned 1.08%, -8.81%, -3.32%, 11.35%, and 1.00%, respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	3/1/18	8/31/18	3/1/18 – 8/31/18
Actual
Mid Cap Value Fund	$1,000.00	$1,013.10	$4.57
Emerging Markets Value Fund	1,000.00	913.60	6.03
Long/Short Value Fund	1,000.00	969.00	13.34
Small Cap Value Fund	1,000.00	1,115.50	6.40
International Small Cap Value Fund	1,000.00	1,011.00	1.93

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.67	$4.58
Emerging Markets Value Fund	1,000.00	1,018.90	6.36
Long/Short Value Fund	1,000.00	1,011.95	13.34
Small Cap Value Fund	1,000.00	1,019.16	6.11
International Small Cap Value Fund	1,000.00	1,006.30	1.93

(2)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, the Small Cap Value Fund, and the International Small Cap Value Fund expenses are equal to the expense ratio of 0.90%, 1.25%, 2.63%, 1.20%, and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six month period of operation of the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Fund, and the Small Cap Value Fund), and 60/365 days (to reflect the shortened period of operation of the International Small Cap Value Fund). The ending account values in the table are based on its actual total returns of the Institutional Class shares of the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund. Each of the Fund’s Institutional Class shares returned 1.31%, -8.64%, -3.10%, 11.55%, and 1.10%, respectively.

Pzena International Small Cap Value Fund
Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on June 13-14, 2018, the Board of Trustees (the “Board”) (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), took into consideration, among other things, the nature, extent and quality of the services to be provided by Pzena Investment Management, LLC, the Pzena International Small Cap Value Fund’s (the “Fund”) investment adviser (the “Adviser”), under the investment advisory agreement (the “Advisory Agreement”).  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the compliance record and the business continuity plan, noting that the Adviser currently advises other funds in the Trust.  The Board also considered the Adviser’s business plan regarding the Fund, noting that the Adviser manages four other mutual funds within the Trust.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Morningstar peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Board also took into account the proposed expense waivers.  The Board noted that the Adviser was agreeing to waive its advisory fee and reimburse the Fund for certain of its expenses to the extent necessary to maintain annual expense ratios (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of 1.52% and 1.17% for Investor Class and Institutional Class, respectively.

The Board noted that the Fund’s expected total operating expenses were above the peer group median and peer group average for the Investor Class and above the peer group median but below the peer group average for the Institutional Class, taking into account the Expense Caps.  The Board also noted that the Fund’s expected contractual advisory fee was above the peer group median and average.  The Board further considered when the Fund’s peer group was adjusted to include only funds with similar asset sizes to that expected for the Fund, the Fund’s total expense ratios were below the peer group median and average for the Institutional Class and above the peer group median and average for the Investor Class.  The Board also noted that the contractual advisory fee was at the peer group median and slightly above the peer group average when the peer group was adjusted to include only funds with similar asset sizes.  The Board concluded that the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grew.  The Board noted that the advisory fee for the Fund did not contain breakpoints, but that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one-year term, so that the Fund does not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Adviser at this time, but that they would continue to examine this issue to ensure that economies of scale are being shared with the Fund as asset levels increase.

The Board then considered the expected profitability to the Adviser from its relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Fund, noting the Fund will be charging Rule 12b-1 fees and a shareholder servicing fee.  The Board considered the estimated profitability to the Adviser from its relationship with the Fund and considered any additional benefits that may be derived by the Adviser from its relationship with the Fund.  After such review, the Board determined that the expected profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser should be able to obtain adequate funding to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Pzena Funds
Notice to Shareholders
August 31, 2018 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
US, Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U,S, Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-l996 (l-844-796-1996).

ZP-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date    12/10/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date    12/10/2018

By (Signature and Title)      /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date    12/10/2018